[PHOTO OF HISTORICAL SOCIETY OMITTED]
ANNUAL REPORT

MAY 31, 1998


ARMADA TOTAL RETURN ADVANTAGE FUND
ARMADA INTERMEDIATE BOND FUND
ARMADA ENHANCED INCOME FUND
ARMADA GNMA FUND
ARMADA BOND FUND
ARMADA FUNDS INCOME SERIES

[ARMADA FUNDS LOGO OMITTED]
FINANCIAL POWER CLOSE AT HAND

ARMADA FUNDS INCOME
SERIES ANNUAL REPORT -- MAY 31, 1998

ARMADA TOTAL RETURN ADVANTAGE FUND

ARMADA INTERMEDIATE BOND FUND

ARMADA ENHANCED INCOME FUND

ARMADA GNMA FUND

ARMADA BOND FUND


TABLE OF CONTENTS
Chairman's Message ........................................................  1
Income Market Overview ....................................................  3
FUND OVERVIEWS
   Armada Total Return Advantage Fund .....................................  5
   Armada Intermediate Bond Fund ..........................................  8
   Armada Enhanced Income Fund ............................................ 11
   Armada GNMA Fund ....................................................... 14
   Armada Bond Fund ....................................................... 16
STATEMENT OF NET ASSETS/PORTFOLIO OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
   Armada Total Return Advantage Fund ..................................... 19
   Armada Intermediate Bond Fund .......................................... 24
   Armada Enhanced Income Fund ............................................ 27
   Armada GNMA Fund ....................................................... 30
   Armada Bond Fund ....................................................... 34
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities .................................... 39
   Statement of Operations ................................................ 40
   Statement of Changes in Net Assets ..................................... 42
NOTES TO FINANCIAL STATEMENTS ............................................. 44
REPORT OF INDEPENDENT AUDITORS ............................................ 50
RESULTS OF PROXY VOTING ................................................... 51

--------------------------------------------------------------------------------
[BULLET] SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
         GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, THEIR AFFILIATES OR ANY BANK.
[BULLET] SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S.
         GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
[BULLET] AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE
         POSSIBLE LOSS OF PRINCIPAL.
[BULLET] PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE
         INVESTMENT RETURN WILL FLUCTUATE.
National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.
--------------------------------------------------------------------------------

CHAIRMAN'S MESSAGE

DEAR ARMADA FUNDS SHAREHOLDER:

   We are pleased to report that the year ended May 31, 1998, was a good one for both the economy and financial markets as well as for Armada Funds. With our economy's solid growth and low inflationary pressures, stocks posted dramatic increases and the fixed income markets gained ground as well. Despite volatility in the financial markets, enthusiasm for investing continued unabated. Many investors chose to invest in Armada Funds with the result that our assets rose by 37%, increasing from $5.4 billion at the start of the year, to $7.4 billion on May 31, 1998.
   On March 31, 1998, the merger of National City Corporation and First of America Bank Corporation was successfully completed. As a direct result of the merger our funds will be advised and managed by a larger team of investment professionals. The depth and breadth of expertise and experience this team brings to our funds will enhance our ability to meet our clients' objectives.

NEW PRODUCT OFFERINGS

   In the Spring we added two new funds--the Armada National Tax Exempt Fund and the Armada Tax Managed Equity Fund. These new funds, plus three additional equity funds added during the first half of the year, further enhance the range of investment opportunities within the Armada Family of Funds.
   We also have launched the Armada Plus 401(k) program--a comprehensive plan designed to provide employees of smaller companies with the complete range of benefits traditionally only enjoyed by the larger tax deferred 401(k) plan sponsors. The program is a turnkey package--offering employers a solid plan that combines Armada Funds with comprehensive, affordable plan administration and recordkeeping.

CHAIRMAN'S MESSAGE

   If you would like more information about our newest offerings, the Armada National Tax Exempt and Tax Managed Equity funds or the Armada Plus 401(k) program, or a prospectus for any of the Armada Funds, please call your account representative or 1-800-622-FUND (3863). You also can find us on the WorldWide Web at WWW.NATIONAL-city.com. Click INVEST IT! for Armada Funds information.
   Finally, we would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future.

Sincerely,


/S/ SIGNATURE

Robert D. Neary
Chairman
Armada Funds

INCOME MARKET OVERVIEW
REMARKS FROM THE ADVISERS

   In short, the year ended May 31, 1998, was a good one for the majority of fixed income investors. Solid growth, subdued inflation, a neutral Federal Reserve and the expectation of the first government budget surplus since the sixties put downward pressure on interest rates in the first half of the year. In the second half, events in Asia prompted investors to seek quality and safety -- and many found it in the U.S. fixed income markets. As a result, throughout much of the second half, rates traded up and down in a relatively narrow range and the yield curve flattened dramatically.

MARKET SENTIMENT RULES
   Despite the brisk pace of our economy's growth, there are still few signs of impending inflationary pressures in the real economy. Currently, the Consumer Price Index and the Producer Price Index are continuing to run at secular lows, a broad range of commodity prices are declining, and the U.S. dollar continues to display strength. At the same time, however, unemployment is also at a 27 year low -- and hourly wages are growing at an elevated rate of 4.4% year over year.
   Historically, unemployment and wage pressure at these levels have triggered inflationary pressure -- which, along with the continued strength of our economy's expansion, prompted the Federal Reserve to change its bias from neutral to one of tightening at its March meeting. But the markets then -- and now -- clearly did not agree, and to date, the prices of fixed income securities do not reflect that a tightening is around the corner. Very simply, signs of moderating growth, continued low inflation, decreasing Treasury supply, dollar strength and flight to quality buying more than offset investors worries of a Fed tightening. And market sentiment, in this case, may be right.

FLU SYMPTOMS
   After eight years of uninterrupted expansion and increasing productivity, our economy and some of our corporations are now facing some new and very real pressures at home and abroad. In markets around the world, the strength of the dollar is making U.S. goods prohibitively expensive for potential consumers. At the same time, at home, with imports from markets with devalued currencies entering the marketplace at record levels, corporations have very little if any pricing power. This, coupled with increasing wage pressures from a tight domestic labor market, is beginning to squeeze profit margins -- and

INCOME MARKET OVERVIEW
REMARKS FROM THE ADVISERS

should soon impact corporate profits and economic growth.

   Previously in the expansion, increases in productivity have more or less offset much of these pressures. At this point, however, productivity is no longer increasing as rapidly. Consequently, after years of simply fantastic performance, we do expect to see corporate profit growth slow to lower, albeit very respectable by historic norms, levels.

HIGHER OR LOWER RATES?
   As a result, we expect to see the pace of economy's growth slow in the second half of the year. Given the extremely competitive pricing environment and the strength of the dollar, the prices of goods should continue to decline -- and keep inflation well within check. As a result, we believe the Fed will remain on hold through -- at least -- the summer. Accordingly, we remain relatively optimistic about long-term interest rates, though we believe the recent 5.75%-6% range will continue to hold for the next few months. Longer term, while strong cases can be made both for higher and lower interest rates, we continue to think the ultimate move will be lower.

ARMADA TOTAL RETURN
ADVANTAGE FUND OVERVIEW

COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  INVESTMENT MANAGEMENT
  GROUP, NATIONAL ASSET
  MANAGEMENT CORPORATION


FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 6, 1994 (RETAIL SHARES)


ASSETS:
$296,075,450 (INSTITUTIONAL SHARES)
$    639,550 (RETAIL SHARES)


INVESTMENT OBJECTIVE:
PROVIDE A TOTAL RATE OF RETURN, INCOME AND PRICE APPRECIATION GREATER THAN THAT OF POPULAR MARKET INDICES WITH SIMILAR MATURITY AND QUALITY CHARACTERISTICS. UNDER NORMAL MARKET CONDITIONS, THE FUND MAINTAINS AN AVERAGE DOLLAR-WEIGHTED PORTFOLIO MATURITY OF TWO YEARS ABOVE OR BELOW THE AVERAGE MATURITY OF THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX.

KEY INVESTMENT CONCEPTS
   The Fund seeks to provide its shareholders with a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. To this end, the Fund's assets are allocated among different market sectors based on their return potential. Also, the maturity structure of the Fund is adjusted according to our perceptions of intermediate and long-term trends in interest rates. Under normal market conditions, the Fund maintains average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Government/Corporate Bond Index. Finally, within sectors, securities are chosen for investment based on their track records and the attractiveness of other securities with similar characteristics.

RECENT PERFORMANCE
   Hampered by exposure to Southeast Asian Yankee bonds, the Fund underperformed the bond markets for the year ended May 31, 1998. For the period, the Fund's Institutional Shares and Retail Shares produced total returns of 10.35% and 10.08% (before sales charges) respectively, versus a return of 12.14% on the Lehman Government/Corporate Bond Index ("the Index").

FUND STRATEGIES
   Throughout much of the year, consistent with our expectation that rates would continue to trend downward, the average duration of the Fund was maintained in a range approximately 0.2 - 0.50 years longer than that of the Index. And rates did fall over the course of the year, but the ride was a bumpy one at times. News of turmoil in Asia in the late summer and throughout the fall sparked enthusiasm for Treasury securities. Non-Treasury securities weakened and in some sectors, weakened significantly as 1997 drew to a close. Southeast Asian Yankee bonds were particularly hard hit -- and due to its overweightings in these securities, the Fund's performance suffered.

ARMADA TOTAL RETURN
ADVANTAGE FUND OVERVIEW

COMMENTS FROM THE MANAGER

"...IN THE MONTHS AHEAD, WE EXPECT THAT THE REAL CONSEQUENCES OF EVENTS IN ASIA WILL BECOME APPARENT GRADUALLY. WHILE IT IS CLEAR THAT OUR ECONOMY AND CORPORATIONS WILL EXPERIENCE SOME FALLOUT, WE ARE UNLIKELY TO SEE THE MAJOR DISRUPTIONS..."

FUND STRUCTURE
   As 1998 opened, investor concern over events in Asian markets -- and the possibility that their impact would be immediate and dramatic -- lessened. Consequently, after hurting performance in the first half of the period, the Fund's exposures in non-Treasury securities began to bounce back. Currently, approximately 36.2% of the Fund's assets are invested in Treasuries and Agencies, 36.1% in corporates, 6.9% in mortgage-backed securities, and 13.9% in asset-backed securities. The average duration of the portfolio was approximately
5.9 years, versus the Index benchmark of 5.4 years.

LOOKING AHEAD
   We expect to see the economy slow in the months ahead, further subduing any inflationary pressure and increasing downward pressure on interest rates. As a result, we expect to maintain the Fund's average duration at a point modestly longer than the Index benchmark for the foreseeable future. Moreover, in the months ahead, we expect that the real consequences of events in Asia will become apparent gradually. While it is clear that our economy and corporations will experience some fallout, we are unlikely to see the major disruptions in the marketplace originally predicted by pundits. Consequently, we believe the environment overall in the months ahead will be a very positive one for non-Treasury securities. With this in mind, we expect to maintain the Fund's heavy weighting in non-Treasuries for the foreseeable futures. Moreover, in recent months, exposures in the mortgage-backed sector have been increased significantly.

ARMADA TOTAL RETURN
ADVANTAGE FUND OVERVIEW

COMMENTS FROM THE MANAGER

---------------------------------------------------------------------------------
                              TOTAL RETURNS as of 05/31/98
---------------------------------------------------------------------------------
                                      One   Annualized  Annualized    Cumulative
                                     Year     3-Year   Inception to  Inception to
                                    Return    Return4      Date         Date2
---------------------------------------------------------------------------------
  Armada Total Return Advantage Fund
  Institutional Shares1              10.35%     7.66%       8.74%      38.63%
---------------------------------------------------------------------------------
  Armada Total Return Advantage Fund
  Retail Shares With Sales Charge4    4.88%     5.61%       6.96%      28.55%
                Without Sales Charge 10.08%     7.35%       8.38%      35.01%
---------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3
[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:

           Armada Total Return      Armada Total Return     Lehman/Government
             Advantage Fund       Advantage Fund (Retail        Corporate
        (Institutional Shares)1  Shares with sales charge)4    Bond Index
Jun-1994                                                        $10,000
Jul-1994       $10,000
Sep-1994                                 $9,525
May-1995        11,113                   10,396                  11,187
May-1996        11,579                   10,782                  11,645
May-1997        12,565                   11,683                  12,565
May-1998        13,865                   12,680                  14,008

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA TOTAL RETURN ADVANTAGE FUND'S DATE OF INCEPTION WAS JULY 7, 1994 FOR INSTITUTIONAL SHARES AND SEPTEMBER 6, 1994 FOR RETAIL SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 4.75%.

ARMADA INTERMEDIATE BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  FIXED INCOME TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$166,709,894 (INSTITUTIONAL SHARES)
$  3,287,953 (RETAIL SHARES)
$      2,153 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND INVESTS IN INVESTMENT GRADE FIXED INCOME SECURITIES. UNDER NORMAL MARKET CONDITIONS, THE FUND MAINTAINS AN AVERAGE DOLLAR-WEIGHTED PORTFOLIO MATURITY OF TEN YEARS OF LESS. THE FUND'S BENCHMARK IN TERMS OF ITS PERFORMANCE IS THE LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

KEY INVESTMENT CONCEPTS
   The Fund seeks to provide as high a level of income as is consistent with prudent investment risk. To accomplish this, the Fund is actively managed with assets allocated to sectors that offer the best income and return potential. The portfolio's sensitivity to interest rates is also monitored closely -- sensitivity is increased on expectations of lower rates, lowered when our outlook calls for higher rates. Finally, the Fund invests in only securities consistent with its stated objectives, attractive on a relative basis and high quality. Performance is measured against the Lehman Intermediate Government/Corporate Bond Index.

RECENT PERFORMANCE
   For the year ended May 31, 1998, the Armada Intermediate Bond Fund produced a total return of 8.09% for Institutional investors and 7.71% (before sales charges) for Retail investors. Over the same period, the industry benchmark, the Lehman Intermediate Government/Corporate Bond Index, posted a total return of 12.14%. As of May 31, 1998, the Fund offered SEC 30-day yields of 5.57% and 5.07% for Institutional and Retail shares respectively.

RECENT STRATEGY
   Economic turmoil in Asia, the strength of the dollar and competitive pricing pressures kept inflation in check during the year ended May 31, 1998. As a result, while there were moments when the environment was somewhat volatile, the marketplace was relatively calm throughout much of the year and rates drifted downward. Throughout much of the period, the Fund's duration was some 5% longer than its benchmark which had a positive impact on performance.
   The Fund also benefited from its overweighting in discount mortgages. Backed by homeowners with lower rate mortgages who are unlikely to refinance unless rates drop dramatically lower than current levels, these securities did not experience prepayments that other mortgage securities did as rates fell.

FUND STRUCTURE
   As of May 31, 1998, the Fund remained overweighted in asset-backed and mortgage-backed securities, with approximately 31.0% of its assets invested in these sectors, 28.1% was invested in corporate bonds, and the remainder was held in cash and U.S. Treasury Obligations. The average duration of the Fund's holdings was 3.4 years; the average credit quality was (AAA).

ARMADA INTERMEDIATE BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER

"ALREADY DROPPING OFF ITS TORRID PACE IN THE FIRST QUARTER OF THE YEAR, THE ECONOMY SHOULD SLOW FURTHER IN THE COMING MONTHS..."

LOOKING AHEAD
   Already dropping off its torrid pace in the first quarter of the year, the economy should slow further in the coming months as U.S. corporations and our economy begin to feel the first significant effects of the turmoil in Asia. Consequently, we believe that if and when the Federal Reserve does adjust interest rates again, it will loosen, rather than tighten, them. Of course, lower rates could possibly trigger yet another round of refinancings. Significantly overweighted in discount mortgages, however, the portfolio is well-positioned for such a turn of events. As a result, we are optimistic about the Fund's prospects in the months ahead.

ARMADA INTERMEDIATE BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER

---------------------------------------------------------------------------------------------
                                  TOTAL RETURNS as of 05/31/98
---------------------------------------------------------------------------------------------
                                      One   Annualized   Annualized  Annualized   Cumulative
                                      Year    3-Year       5-Year   Inception to Inception to
                                     Return   Return       Return       Date         Date2
---------------------------------------------------------------------------------------------
  Armada Intermediate Bond Fund
  Institutional Shares1               8.09%    6.16%        5.56%       7.64%       86.14%
---------------------------------------------------------------------------------------------
  Armada Intermediate Bond Fund
  Retail Shares  With Sales Charge4   2.59%    4.12%        4.23%       6.28%       54.33%
                 Without Sales Charge 7.71%    5.82%        5.26%       7.01%       62.10%
---------------------------------------------------------------------------------------------
  Armada Intermediate Bond Fund
  Class B Shares With Sales Charge5   2.39%    4.51%        4.87%      (9.11%)      (3.72%)
                 Without Sales Charge 7.39%    5.72%        5.19%       3.16%        1.24%
---------------------------------------------------------------------------------------------

            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:

     Armada Intermediate   Armada Intermediate  Armada Intermediate  Lehman Intermediate
         Bond Fund          Bond Fund (Retail       Bond Fund            Government/
      (Institutional           Shares with          (Class B             Corporate
         Shares)1           sales charge)2,4       Shares)5,6               Index
11/30/89                                                                   $10,000
12/20/89 $10,000                $ 9,525             $10,000                 10,000
May-1990  10,098                  9,619              10,098                 10,197
May-1991  11,332                 10,791              11,330                 11,414
May-1992  12,761                 12,154              12,761                 12,737
May-1993  14,205                 13,425              14,168                 14,061
May-1994  14,205                 13,396              14,135                 14,244
May-1995  15,561                 14,636              15,444                 15,617
May-1996  16,151                 15,140              15,975                 16,334
May-1997  17,222                 16,103              16,991                 17,539
May-1998  18,615                 17,344              18,247                 19,086

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA INTERMEDIATE BOND FUND'S DATE OF INCEPTION WAS DECEMBER 20, 1989 FOR INSTITUTIONAL SHARES, APRIL 15, 1991, FOR RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES. THE ONE-YEAR, 3-YEAR AND 5-YEAR RETURNS OF THE CLASS B SHARES INCLUDE INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE INSTITUTIONAL SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED. THE PERFORMANCE OF THE CLASS B SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 5.00%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

ARMADA ENHANCED INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  INVESTMENT MANAGEMENT GROUP, NATIONAL ASSET
  MANAGEMENT CORPORATION


FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 9, 1994 (RETAIL SHARES)


ASSETS:
$71,887,977 (INSTITUTIONAL SHARES)
$   559,023 (RETAIL SHARES)


INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN GREATER THAN THAT OF THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX. THE FUND WILL NORMALLY INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN INVESTMENT GRADE DEBT SECURITIES OF ALL TYPES. HOWEVER, UP TO 20% OF THE VALUE OF ITS TOTAL ASSETS MAY BE INVESTED IN PREFERRED STOCKS AND OTHER INVESTMENTS. UNDER NORMAL MARKET CONDITIONS, THE FUND INTENDS TO MAINTAIN AN AVERAGE DOLLAR-WEIGHTED PORTFOLIO MATURITY FOR ITS DEBT SECURITIES OF 1 1/2 TO 4 YEARS.

KEY CONCEPTS
   The Fund seeks to provide its shareholders with a return greater than of the Merrill Lynch 1-3 year Treasury Index. To accomplish this, the Fund's assets are allocated among different market sectors based on the return potential. Also, the maturity structure of the Fund is adjusted according to our perceptions of intermediate and long-term trends in interest rates. Finally, individual securities are chosen for investment based on their attractiveness versus other securities with similar characteristics.

RECENT PERFORMANCE
    For the year ended May 31, 1998, the Fund performed in line with its benchmark. Over the course of the period, it produced total returns of 6.68% for Institutional shares and 6.68% for Retail shares (before sales charges) versus 6.98% for the Merrill Lynch 1-3 year Treasury Index.

FUND STRATEGIES
   Throughout much of the period, the average duration of the Fund was longer than that of the Index. This was consistent with our belief that the longer term trend toward lower rates remained intact. And, while there were some volatile moments when rates spiked upward on news of events in Asia and elsewhere, over the course of the year, rates moved lower. In this environment, however, opportunities for price appreciation were relatively limited. Consequently, throughout the period, our efforts were focused on yield advantage.

FUND STRUCTURE
   As the marketplace realized that whatever impact the situation in Asia would have on U.S. corporations would become clear gradually rather than immediately, market sentiment shifted and corporate securities rallied. Consequently, a drag on performance in the first half of the year ended May 31, 1998, the Fund's heavy-weighting in non-Treasury sectors performed well in the second half of the period. Currently, approximately 49.6% of the Fund's assets are invested in Treasuries and Agencies, 12.7% in corporates and asset-backed securities 11.2% in mortgage-backed securities and 21.5% in asset-backed securities. The average duration of the portfolio is approximately 1.75 years, versus the industry benchmark of 1.6 years.

ARMADA ENHANCED INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER

"IN THE MONTHS AHEAD, WE EXPECT TO SEE THE ECONOMY SLOW, INFLATION TO REMAIN SUBDUED AND INTEREST RATES CONTINUE TO MOVE DOWNWARD."

LOOKING AHEAD
   In the months ahead, we expect to see the economy slow, inflation to remain subdued and interest rates continue to move downward. Consequently, we expect to maintain the Fund's average duration at a point somewhat longer than the industry benchmark for the foreseeable future. In addition, as the real, rather than anticipated, impact of events in Asia on our economy and corporations becomes apparent, we expect to see non-Treasury securities strengthen. Heavily-weighted in corporate and asset-backed securities, the Fund is well-positioned for such a rebound. As a result, we're optimistic about the Fund's prospects in the months ahead.

ARMADA ENHANCED INCOME FUND OVERVIEW
COMMENTS FROM THE MANAGER
--------------------------------------------------------------------------------
                           TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                      One   Annualized  Annualized   Cumulative
                                     Year     3-Year   Inception to Inception to
                                    Return    Return       Date         Date2
--------------------------------------------------------------------------------
  Armada Enhanced Income Fund
  Institutional Shares1              6.68%     6.01%       6.11%        26.01%
--------------------------------------------------------------------------------
  Armada Enhanced Income Fund
  Retail Shares With Sales Charge4   3.77%     4.91%       5.29%        21.14%
                Without Sales Charge 6.68%     5.90%       6.09%        24.62%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:
            Armada Enchanced         Armada Enhanced           Merrill 1-3
              Income Fund          Income Fund (Retail     Year U.S. Treasury
        (Institutional Shares)  Shares with sales charge)4     Bill Index
 6/30/94                                                        $10,000
  7/7/94      $10,000                                            10,000
  9/9/94       10,000                    $ 9,700                 10,000
May-1995       10,577                     10,205                 10,714
May-1996       11,142                     10,727                 11,276
May-1997       11,812                     11,361                 12,020
May-1998       12,601                     12,120                 12,859

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA ENHANCED INCOME FUND'S DATE OF INCEPTION WAS JULY 7, 1994 FOR INSTITUTIONAL SHARES AND SEPTEMBER 9, 1994 FOR RETAIL SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 4.75%.

ARMADA GNMA FUND OVERVIEW
COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
  FIXED INCOME TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 11, 1996 (RETAIL SHARES)


ASSETS:
$83,623,715 (INSTITUTIONAL SHARES)
$   548,847  (RETAIL SHARES)


INVESTMENT OBJECTIVE:
SEEK THE HIGHEST LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND A HIGH DEGREE OF LIQUIDITY BY INVESTING PRIMARILY IN MORTGAGE PASS-THROUGH SECURITIES GUARANTEED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. THE FUND'S BENCHMARK IN TERMS OF ITS PERFORMANCE IS THE LEHMAN GNMA INDEX.

KEY INVESTMENT CONCEPTS
    The Armada GNMA Fund seeks to maximize total return by investing primarily in mortgage-backed securities guaranteed by GNMA. To accomplish this, the managers search out and capitalize on attractive opportunities with the mortgage-backed securities market. Performance is measured against the Lehman Brothers GNMA Index (the "Index").

PERFORMANCE
    For the year ended May 31, 1998, the Fund produced a total return of 9.17% for Institutional investors and 8.90% (before sales charges) for Retail investors. For the same period, the Index posted a total return of 9.61%. As of May 31, 1998, the Fund had SEC 30-day yields of 5.46% and 4.93% for the institutional and retail shares, respectively.

FUND STRATEGY
   Throughout the period, the Fund's duration was some 5% longer than its benchmark -- as a result, the portfolio performed well as interest rates fell. Moreover, the decline in rates triggered a wave of prepayments. The Fund, however, was less affected than the market due to an underweighting in high coupon securities. These high coupon securities are more prepayment sensitive than low coupons.
    In addition, earlier in the year, we moved quickly to capture opportunities in the TBA (To Be Announced) or newly issued sector of the mortgage-backed marketplace that offered investors value. Throughout the course of the year, these new issues outperformed more seasoned issues as the seasoned issues prepaid faster than expected.

LOOKING AHEAD
    The prospect of a government budget surplus, turmoil in Asia markets, and slowing economy should keep inflation subdued in the coming year. Interest rates could drift lower. At this point, it is extremely difficult to predict just how far they could fall -- but even minor changes may impact the mortgage-backed markets. In short, technology -- and the speed with which refinancings can now be done -- is changing the marketplace and increasing competition among lenders.
    Consequently, while we are optimistic about the Fund's prospects in the months ahead, we are cautious. The Fund's duration remains longer than its benchmark and its holdings overweighted in sectors less sensitive to fluctuations in interest rates.

ARMADA GNMA FUND OVERVIEW
COMMENTS FROM THE MANAGER
--------------------------------------------------------------------------------
                             TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                      One   Annualized  Annualized   Cumulative
                                     Year     3-Year   Inception to Inception to
                                    Return    Return2      Date2      Date2
--------------------------------------------------------------------------------
  Armada GNMA Fund
  Institutional Shares1               9.17%     7.62%       8.55%     36.66%
--------------------------------------------------------------------------------
  Armada GNMA Fund
  Retail Shares With Sales Charge4    3.70%     5.73%       6.30%     11.06%
                Without Sales Charge  8.90%     7.47%       9.35%     16.60%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3
[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:
           Armada GNMA Fund      Armada GNMA Fund (Retail    Lehman GNMA
        (Institutional Shares)   Shares with sales charge)      Index
7/31/94                                                        $10,000
8/10/94       $10,000                  $9,525                   10,000
May-1995       10,962                  10,442                   10,960
May-1996       11,469                  10,924                   11,547
May-1997       12,516                  11,901                   12,643
May-1998       13,663                  12,960                   13,857

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA GNMA FUND'S DATE OF INCEPTION WAS AUGUST 10, 1994 FOR INSTITUTIONAL SHARES AND SEPTEMBER 11, 1996 FOR RETAIL SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE RETAIL SHARES INCLUDES INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE INSTITUTIONAL SHARES, RATHER THAN THE DATE RETAIL SHARES WERE INTRODUCED. THE PERFORMANCE OF THE RETAIL SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 4.75%.

ARMADA BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER
PORTFOLIO MANAGER:
  FIXED INCOME TEAM,
  NATIONAL CITY'S
  ASSET MANAGEMENT GROUP


FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 11, 1996 (RETAIL SHARES)
JANUARY 6, 1998 (CLASS B SHARES)


ASSETS:
$132,619,503 (INSTITUTIONAL SHARES)
$    160,689 (RETAIL SHARES)
$      1,047 (CLASS B SHARES)


INVESTMENT OBJECTIVE:
SEEK PRESERVATION OF CAPITAL AND A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME. THE FUND INVESTS IN A BROAD ARRAY OF FIXED INCOME SECURITIES, INCLUDING GOVERNMENT AND CORPORATE BONDS AND MORTGAGE AND ASSET-BACKED SECURITIES. THE FUND'S BENCHMARK IN TERMS OF ITS PERFORMANCE IS THE LEHMAN AGGREGATE BOND INDEX.

KEY INVESTMENT CONCEPTS
    The Armada Bond Fund seeks preservation of capital and a high degree of liquidity while providing income. The Fund invests in a broad array of fixed income securities, including government and corporate bonds and mortgage and asset-backed securities. The performance of the Fund is measured against the Lehman Aggregate Bond Index. The Fund seeks to add value through sector rotation and individual security selection.

PERFORMANCE
    For the year ended May 31, 1998, the Fund produced a total return of 8.55% for Institutional investors and 8.29% (before sales charges) for Retail investors. For the same period, the Index posted a total return of 10.92%. As of May 31, 1998, the Fund had SEC 30-day yields of 5.67% and 5.24% for Institutional and Retail shares, respectively.

FUND STRATEGY
    With the Fund's interest rate sensitivity, or duration, pegged 5% greater than its benchmark throughout much the year, the Fund benefited as interest rates slipped. In addition, while the portfolio did hold a number of mortgage-backed securities, they were well-structured against prepayment risk -- which produced solid yields over the course of the year. As a result, the Fund's exposures in this sector, as well as those in the asset-backed sector, made a positive contribution to performance.

FUND STRUCTURE
    As of May 31, 1998, approximately 26.6% of the Fund's holdings were invested in corporate bonds, 30.2% in mortgage-backed and asset-backed securities, and 37.8% in government agency securities and U.S. Treasury Obligations. The remainder was held in cash and cash equivalents. The average duration of the Fund's holdings was 7.4 years; the average credit quality was (AAA).

ARMADA BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER

"THE GROWING BUDGET SURPLUS IN WASHINGTON, RATHER THAN EVENTS IN SOUTHEAST ASIA, MAY PROVE TO BE THE GREATER TAILWIND FOR THE MARKETS IN THE MONTHS AHEAD."

LOOKING AHEAD
   The growing budget surplus in Washington, rather than events in Southeast Asia, may prove to be the greater tailwind for the markets in the months ahead. Regardless of which proves to be the stronger force, the combination is expected to keep inflation firmly in check -- and prompt interest rates to drift lower yet. Consequently, we expect to maintain the Fund's current maturity structure. Of course, lower rates could trigger another round of prepayments in the asset-backed and mortgage-backed sectors. But, here, holding seasoned securities, we do not anticipate the Fund would be significantly impacted.
   Finally, corporate securities are beginning to show weakness -- due more to investors' anticipation of Asian problems than solid evidence of it. As a result, in the months ahead, as attractive opportunities arise in this sector, exposures in the sector may be increased.

ARMADA BOND FUND OVERVIEW
COMMENTS FROM THE MANAGER
--------------------------------------------------------------------------------
                            TOTAL RETURNS as of 05/31/98
--------------------------------------------------------------------------------
                                       One    Annualized  Annualized  Cumulative
                                       Year     3-Year     Inception  Inception
                                      Return    Return2    to Date2    to Date2
--------------------------------------------------------------------------------
  Armada Bond Fund
  Institutional Shares1                8.55%     6.61%       7.25%      30.53%
--------------------------------------------------------------------------------
  Armada Bond Fund
  Retail Shares  With Sales Charge4    3.14%     4.75%       5.03%       8.79%
                 Without Sales Charge  8.29%     6.46%       8.06%      14.24%
--------------------------------------------------------------------------------
  Armada Bond Fund
  Class B Shares With Sales Charge5    3.36%     5.30%      (8.47%)     (3.45%)
                 Without Sales Charge  8.36%     6.49%       3.83%       1.50%
--------------------------------------------------------------------------------
            Past performance is not predictive of future performance.
                         GROWTH OF A $10,000 INVESTMENT3
[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:

         Armada Bond Fund        Armada Bond       Armada Bond  Lehman Intermediate
         (Institutional      Fund (Retail Shares   Fund (Class     Intermediate
            Shares)1         with sales charge)4   B Shares)5,6  Government Index
7/31/94                                                              $10,000
8/10/94      $10,000              $ 9,525             $10,000         10,000
May-1995      10,773               10,261              10,773         10,765
May-1996      11,195               10,663              11,195         11,253
May-1997      12,024               11,433              12,003         12,053
Mqy-1998      13,053               12,381              12,707         13,087

1 INSTITUTIONAL SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA BOND FUND'S DATE OF INCEPTION WAS AUGUST 10, 1994, FOR INSTITUTIONAL SHARES, SEPTEMBER 11, 1996, FOR RETAIL SHARES AND JANUARY 6, 1998, FOR CLASS B SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE RETAIL SHARES AND THE ONE YEAR AND ANNUALIZED 3-YEAR RETURNS OF THE CLASS B SHARES INCLUDE INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE INSTITUTIONAL SHARES, RATHER THAN THE DATE RETAIL OR CLASS B SHARES WERE INTRODUCED. THE PERFORMANCE OF THE RETAIL OR CLASS B SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT MAY 31, 1998 OF 5.00%.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE RETAIL CLASS FROM DATE OF INCEPTION.

PORTFOLIO OF INVESTMENTS
ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1998
                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
ASSET BACKED SECURITIES -- 20.5%
AUTO -- 5.3%
  AESOP Funding II,
   Series 1997-1, Class A1
     6.220% ........10/20/01     $3,255   $    3,278
  GMAC Series 97-A, Class A
     6.500% ........04/15/02        108          109
  Onyx Acceptance Grantor Trust,
   Series 1996-3, Class A
     6.450% ........12/15/02      1,718        1,724
     6.350% ........10/15/03      1,647        1,663
  WOLS, Series 1998-1,
   Class A3
     5.962% ........08/14/01      8,539        8,554
                                          ----------
                                              15,328
                                          ----------
CREDIT CARDS -- 5.4%
  Citibank Credit Card Master Trust I,
   Series 1996-1, Class A
     0.000% ........02/07/03      2,415        2,063
  Discover Card Master Trust I,
   Series 1998-4, Class  A
     5.750% ........10/16/03      5,825        5,798
  Metris Master Trust,
   Series 1997-1, Class A
     6.870% ........10/20/05      3,440        3,531
  Sears Credit Account Master Trust,
   Series 1996-4, Class A
     6.450% ........10/16/06      3,980        4,029
                                          ----------
                                              15,421
                                          ----------
HOME EQUITY -- 1.0%
  Merrill Lynch Mortgage Investors, Inc.,
   Series 1998-G1, Class A1
     7.110% ........06/25/02      2,821        2,834
                                          ----------
MANUFACTURED HOUSING -- 2.4%
  Green Tree Financial,
   Series 1995-1, Class A5
     8.400% ........05/31/00      1,035        1,074
   Series 1997-5, Class A5
     6.620% ........09/15/04      3,495        3,547

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
ASSET BACKED SECURITIES -- CONTINUED
MANUFACTURED HOUSING -- CONTINUED
   Series 1997-B, Class A1
     6.550% ........07/15/00     $2,248   $    2,265
                                          ----------
                                               6,886
                                          ----------
MISCELLANEOUS -- 6.4%
  Fleetwood Credit Corp. Grantor
   Trust Series 1997-B, Class A
     6.400% ........07/15/02      4,555        4,594
  Franchise Funding Credit
   Association, Series 1997-1,
   Class AA
     7.020% ........07/15/02      1,033        1,062
  Merrill Lynch Mortgage
   Investors, Inc.
   Series 1996-C2, Class A2
     6.820% ........05/15/04      1,335        1,379
  Metlife Capital Equipment Loan
   Trust, Series 1997-A, Class A
     6.850% ........05/20/08      1,080        1,110
  PNC Student Loan Trust I,
   Series 1997-2, Class A4
     6.446% ........01/25/02      3,765        3,804
   Series 1997-2, Class A6
     6.572% ........01/25/04      2,250        2,300
  Railcar Leasing, Series 1997-1,
   Class  A2
     7.125% ........01/15/13      3,925        4,141
                                          ----------
                                              18,390
                                          ----------
TOTAL ASSET BACKED SECURITIES
   (Cost $57,933) .....................       58,859
                                          ----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.8%
  Collateralized Mortgage Obligation
   Trust Series 13, Class A
     6.188% ........01/20/03         61           61

                             See Accompanying Notes

PORTFOLIO OF INVESTMENTS
ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1998

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  Trust Series 56, Class A
     9.000% ........05/01/14   $     40   $       41
  MDC Asset Investors
   Trust Series V, Class 2
     9.325% ........12/01/17         28           29
  Ryland Acceptance Corp.
   Series 54, Class A
     9.850% ........02/01/19        101          103
  Vende Mortgage Trust
   Series 1994-2, Class 3K
     6.500% ........11/15/13      7,575        7,658
                                          ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $7,998) ......................        7,892
                                          ----------
MORTGAGE PASS THROUGH
  OBLIGATIONS -- 13.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 11.0%
  Pool# 2055
     6.500% ........02/15/28     10,400       10,333
  Pool# 2043
     6.500% ........04/15/28      2,840        2,829
  Pool# 2068
     6.500% ........06/15/28      4,040        4,017
  Pool# G00702
     7.500% ........05/01/27     13,806       14,204
  Pool# 160045
     8.750% ........05/01/08          5            5
  Pool# 181063
     7.500% ........12/01/10        123          129
                                          ----------
                                              31,517
                                          ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.1%
  Pool# 63471
     6.500% ........08/01/03         95           96
   Pool# 36000
     6.547% ........12/01/05      6,005        6,061
                                          ----------
                                               6,157
                                          ----------

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
MORTGAGE PASS THROUGH
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.0%
  Pool# 132781
    10.500% ........11/15/00        $17   $       18
                                          ----------
THIRTY-SEVENTH FHA INSURANCE PROJECT -- 0.2%
     7.430% ........05/01/22        450          459
                                          ----------
TOTAL MORTGAGE PASS THROUGH
   OBLIGATIONS
   (Cost $37,919) .....................       38,151
                                          ----------
CORPORATE BONDS -- 35.4%
AGRICULTURE -- 1.0%
  Cargill
     6.150% ........02/25/08      3,100        3,078
                                          ----------
BANKING -- 4.3%
  BankAmerica
     7.875% ........12/01/02      3,300        3,519
  Citicorp
     7.125% ........09/01/05      4,000        4,200
  First Union National Bank
     7.125% ........10/15/06      4,400        4,653
                                          ----------
                                              12,372
                                          ----------
DEFENSE -- 0.9%
  Raytheon
     6.150% ........03/15/01      2,500        2,497
                                          ----------
EDUCATION -- 1.0%
  Harvard University
     8.125% ........04/15/07      2,400        2,760
                                          ----------
FOREIGN -- 5.5%
  Bank Austria 144A
     7.250% ........02/15/17      2,950        3,141

                             See Accompanying Notes

PORTFOLIO OF INVESTMENTS
ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1998

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
CORPORATE BONDS -- CONTINUED
FOREIGN -- CONTINUED
  British Telecom, PLC
     7.000% ........05/23/07     $1,875   $    1,998
  City of Naples
     7.520% ........07/15/06      3,230        3,389
  Transgas de Occidente SA
     9.790% ........11/01/10      2,826        2,862
  Quebec Province
     8.625% ........01/19/05      3,875        4,379
                                          ----------
                                              15,769
                                          ----------
INSURANCE -- 5.8%
  Metropolitan Life Insurance
     7.000% ........11/01/05      5,900        6,092
  Nationwide Capital Surplus Notes
     9.875% ........02/15/25      4,000        4,706
  Prudential Insurance
     8.100% ........07/15/15      2,595        2,899
  Safeco Capital Trust I
   Series 144A
     8.072% ........07/15/37      2,950        3,153
                                          ----------
                                              16,850
                                          ----------
LEISURE & ENTERTAINMENT -- 3.6%
  News America Holdings
     7.375% ........10/17/08      6,150        6,434
  Time Warner Entertainment
    10.150% ........05/01/12      2,900        3,793
                                          ----------
                                              10,227
                                          ----------
RETAIL STORES -- 1.2%
  May Department Stores
     8.300% ........07/15/26      2,975        3,301
                                          ----------
SPECIALTY CHEMICALS -- 2.2%
  Engelhard
     7.000% ........08/01/01      6,200        6,386
                                          ----------

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
CORPORATE BONDS -- CONTINUED
TECHNOLOGY -- 2.7%
  CSC Enterprises
     6.500% ........11/15/01     $3,365   $    3,391
  International Business Machines
     6.500% ........01/15/28      4,450        4,433
                                          ----------
                                               7,824
                                          ----------
TELECOMMUNICATIONS -- 3.2%
  Bellsouth Communications
     6.300% ........12/15/15      3,046        3,115
  Worldcom
     7.750% ........04/01/07      5,500        5,954
                                          ----------
                                               9,069
                                          ----------
UTILITIES-ELECTRIC -- 4.0%
  Consolidated Edison
     6.450% ........12/01/07      3,250        3,315
  Consumers Energy
     6.875% ........03/01/18      1,450        1,454
  KN Energy
     6.450% ........03/01/03      3,100        3,114
  Pennsylvania Power and Light
     6.125% ........05/01/01      3,550        3,568
                                          ----------
                                              11,451
                                          ----------
TOTAL CORPORATE BONDS
   (Cost $97,518) ....................       101,584
                                          ----------
U.S. AGENCY OBLIGATIONS -- 5.5%
  FNMA
     5.750% ........02/15/08     15,875       15,713
                                          ----------
TOTAL U.S. AGENCY OBLIGATIONS
   (Cost $15,669) ....................        15,713
                                          ----------
U.S. TREASURY OBLIGATIONS -- 18.9%
U.S. TREASURY BONDS -- 11.5%
     7.500% ........11/15/16     10,835       12,795
     8.125% ........08/15/21     15,610       19,967
                                          ----------
                                              32,762
                                          ----------

                             See Accompanying Notes

PORTFOLIO OF INVESTMENTS
ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1998


                               PAR/SHARES     VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. TREASURY OBLIGATIONS -- CONTINUED
U.S. TREASURY NOTES -- 6.0%
     5.875% ........11/30/01     $2,145   $    2,164
     6.250% ........02/15/03        260          267
     7.250% ........05/15/04      4,500        4,871
     6.500% ........05/15/05      3,000        3,150
     6.500% ........10/15/06      6,465        6,818
                                          ----------
                                              17,270
                                          ----------
U.S. TREASURY STRIPS -- 1.4%
     0.000% ........11/15/01      5,000        4,135
                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $53,616) .....................       54,167
                                          ----------
CASH EQUIVALENT -- 3.6%
  Fidelity Domestic Money
   Market Fund ...............   10,562       10,562
                                          ----------
TOTAL CASH EQUIVALENT
   (Cost $10,562) .....................       10,562
                                          ----------
TOTAL INVESTMENTS -- 100.0%
   (Cost $281,215) ....................      286,928
                                          ==========


-----------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL
INCOME TAX PURPOSES IS AS FOLLOWS:
                                           (000)
                                       ------------
   GROSS APPRECIATION ................       $5,865
   GROSS DEPRECIATION ................         (152)
                                       ------------
                                             $5,713
                                       ------------


PLC -- PUBLIC LIMITED COMPANY
STRIPS -- SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA TOTAL RETURN ADVANTAGE FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             FOR THE YEAR ENDED MAY 31,
                                       -------------------------------------------------------------------
                                                1998                   1997                 1996
                                       ---------------------  ---------------------  ---------------------
                                       INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL
                                       -------------  ------  -------------  ------  -------------  ------
Net asset value, beginning of period .  $     9.89    $ 9.89      $   9.88   $ 9.87     $  10.55    $10.54
                                        ----------    ------      --------   ------     --------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............        0.64      0.61          0.67     0.64        0.707     0.627
  Net gain/ (loss) on securities
     (realized and unrealized) .......        0.36      0.36          0.15     0.16        (0.24)    (0.22)
                                        ----------    ------      --------   ------     --------    ------
    Total from investment operations .        1.00      0.97          0.82     0.80         0.46      0.40
                                        ----------    ------      --------   ------     --------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.64)    (0.61)        (0.67)   (0.64)       (0.70)    (0.62)
  Dividends in excess of net
     investment income ...............       (0.00)    (0.00)        (0.00)   (0.00)       (0.12)    (0.14)
  Distributions from net realized
     capital gains ...................       (0.00)    (0.00)        (0.00)   (0.00)       (0.31)    (0.31)
  Distributions in excess of net
     realized capital gains ..........       (0.00)    (0.00)        (0.14)   (0.14)       (0.00)    (0.00)
                                        ----------    ------      --------   ------     --------    ------
    Total distributions ..............       (0.64)    (0.61)        (0.81)   (0.78)       (1.13)    (1.07)
                                        ----------    ------      --------   ------     --------    ------
Net asset value, end of period .......  $    10.25    $10.25      $   9.89   $ 9.89     $   9.88    $ 9.87
                                        ----------    ------      --------   ------     --------    ------
TOTAL RETURN .........................       10.35%    10.08%5        8.51%    8.35%5       4.22%     3.74%5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)  $  296,075    $  640      $259,228   $2,186     $280,401    $2,040
  Ratio of expenses to average net assets     0.31%1    0.54%2        0.16%1   0.41%2       0.13%1    0.36%2
  Ratio of net investment income to
     average net assets ..............        6.29%1    6.14%2        6.70%1   6.46%2       6.67%1    6.12%2
  Portfolio turnover rate                      170%      170%          169%     169%         268%      268%


                                            FOR THE PERIOD
                                          ENDED MAY 31, 1995
                                       ------------------------
                                       INSTITUTIONAL3  RETAIL3
                                       --------------  -------
Net asset value, beginning of period .   $  10.00      $ 10.16
                                         --------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............      0.657         0.497
  Net gain/ (loss) on securities
     (realized and unrealized) .......       0.43         0.40
                                         --------      -------
    Total from investment operations .       1.08         0.89
                                         --------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income      (0.53)       (0.49)
  Dividends in excess of net
     investment income ...............      (0.00)       (0.02)
  Distributions from net realized
     capital gains ...................      (0.00)       (0.00)
  Distributions in excess of net
     realized capital gains ..........      (0.00)       (0.00)
                                         --------      -------
    Total distributions ..............      (0.53)       (0.51)
                                         --------      -------
Net asset value, end of period .......   $  10.55      $ 10.54
                                         --------      -------
TOTAL RETURN .........................      12.52%4,6    12.65%4,5,6
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)   $261,403      $   106
  Ratio of expenses to average net assets    0.18%1,4     0.31%2,4
  Ratio of net investment income to
     average net assets ..............       7.23%1,4     6.92%2,4
  Portfolio turnover rate                     166%         166%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN 0.72% AND 5.88% AND 0.71% AND 6.15%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1996 WOULD HAVE BEEN .69% AND 6.11%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER, ADMINISTRATOR AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1995 WOULD HAVE BEEN .77% AND 6.64%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE RETAIL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN 0.97% AND 5.71% AND 0.96% AND 5.91%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS AND CUSTODIAN FOR THE RETAIL CLASS FOR THE YEAR ENDED MAY 31, 1996 WOULD HAVE BEEN .89% AND 5.59%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER, ADMINISTRATOR AND CUSTODIAN FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1995 WOULD HAVE BEEN .87% AND 6.36%, RESPECTIVELY.
3 INSTITUTIONAL AND RETAIL CLASSES COMMENCED OPERATIONS ON JULY 7, 1994 AND SEPTEMBER 6, 1994, RESPECTIVELY.
4   ANNUALIZED.
5   TOTAL RETURN EXCLUDES SALES CHARGE.
6 TOTAL RETURNS HAVE BEEN ANNUALIZED BASED UPON THE PERIOD FROM EACH CLASS' COMMENCEMENT DATE THROUGH MAY 31, 1995. GROSS TOTAL RETURNS OF THE INSTITUTIONAL AND RETAIL CLASSES FOR THE PERIOD WERE 11.22% AND 9.14%, RESPECTIVELY.
7   CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.



                                                  See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA INTERMEDIATE BOND FUND
MAY 31, 1998
                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
CORPORATE BONDS -- 28.1%
BANKING -- 2.5% Key Bank N.A.
     6.500% ........04/15/08     $4,210   $    4,256
                                          ----------
CHEMICALS -- 0.6%
  Dow Chemical
     9.350% ........03/15/02      1,000        1,052
                                          ----------
FINANCIAL SERVICES -- 17.1%
  Equity Residential
     6.550% ........11/15/01      3,650        3,691
  Ford Motor Credit
     7.500% ........01/15/03      2,780        2,933
  General Motors Acceptance
     7.125% ........05/01/03      5,000        5,181
  Ikon Capital
     6.730% ........06/15/01      5,000        5,075
  Prime Property Funding,
   Series II 144A
     6.800% ........08/15/02      5,000        5,094
  Salomon Brothers Mortgage
   Securities, Series 1998
     6.740% ........06/25/28      7,150        7,149
                                          ----------
                                              29,123
                                          ----------
INSURANCE -- 4.4%
  Lincoln National
     6.500% ........03/15/08      2,050        2,058
  Prudential Insurance
     7.650% ........07/01/07      5,000        5,394
                                          ----------
                                               7,452
                                          ----------
RETAIL -- 1.6%
  Wal-Mart Stores
     8.625% ........04/01/01      2,500        2,678
                                          ----------
SPECIAL PURPOSE -- 1.9%
  EOP Operating
     6.625% ........02/15/05      3,190        3,230
                                          ----------
TOTAL CORPORATE BONDS
   (Cost $47,075)                             47,791
                                          ----------
MORTGAGE-BACKED SECURITIES -- 29.9%
  Aames Mortgage Trust
     7.315% ........11/15/27      4,000        4,060

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
  MORTGAGE-BACKED SECURITIES -- CONTINUED
   Champion Home Equity
   Loan Trust
     6.490% ........01/25/13     $7,858    $   7,905
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1996-2
     6.700% ........11/19/28      3,386        3,446
  First Plus Home Loan Trust
     6.320% ........11/10/13      5,520        5,544
   Series 1997-4, Class A4
     6.570% ........04/10/13      4,385        4,429
   Series 1997-2, Class M1
     7.600% ........04/10/23      5,000        5,170
  GE Capital Mortgage Services
     6.590% ........12/25/12      2,780        2,803
   Series 1993-16, Class A9
     5.730% ........12/25/23      3,000        2,914
  Housing Securities, Series 1994-I,
   Class A15
     7.500% ........03/25/09      4,954        5,039
  Premier Auto Trust, Series 1998-3,
   Class A4
     5.960% ........10/08/02      5,000        5,000
  Prudential Home Mortgage
   Securities, Series 1996-7,
   Class A4
     6.750% ........06/25/11      2,500        2,544
  WFS Financial Owner Trust,
   Series 1996-A, Class  A3
     6.050% ........06/01/00      2,002        2,002
                                          ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $50,339) .....................       50,856
                                          ----------
GOVERNMENT AGENCY BACKED
  OBLIGATION -- 1.1%
  FHLMC, Pool# 1587-EZ
     5.750% ........05/15/07      1,932        1,929
                                          ----------
TOTAL GOVERNMENT AGENCY BACKED OBLIGATION
   (Cost $1,925)                               1,929
 .....................................    ----------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA INTERMEDIATE BOND FUND
MAY 31, 1998

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. TREASURY OBLIGATIONS -- 36.0%
U.S. TREASURY NOTES -- 36.0%
     6.375% ........07/15/99   $  9,000   $    9,082
     5.500% ........04/15/00     18,070       18,062
     6.250% ........08/31/02     14,390       14,732
     6.500% ........10/15/06     18,355       19,358
                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $61,233) .....................       61,234
                                          ----------
IOETTES -- 2.5%
  JP Morgan Commercial Mortgage
   Finance, Series 1997-C5  (A)
     0.993% ........09/15/29     46,657        4,254
                                          ----------
TOTAL IOETTES
   (Cost $4,135) ......................        4,254
                                          ----------
CERTIFICATES OF DEPOSIT -- 3.0%
  American Express Credit+
     5.560% ........06/02/98      4,999        4,999
                                          ----------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $4,999) ......................        4,999
                                          ----------
CASH EQUIVALENT -- 1.6%
  Fidelity Domestic Money
   Market Fund .............      2,696        2,696
                                          ----------
TOTAL CASH EQUIVALENT
   (Cost $2,696) ......................        2,696
                                          ----------
TOTAL INVESTMENTS -- 102.2%
   (Cost $172,402) ....................      173,759
                                          ==========
OTHER ASSETS AND LIABILITIES,
   NET-- (2.2%) .......................       (3,759)
                                          ----------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 15,749,468 outstanding
   shares of beneficial interest ......      165,328

                                              VALUE
                                              (000)
                                              -----
NET ASSETS -- CONTINUED
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par
   value) based on  309,011 outstanding
   shares of beneficial interest .......    $  3,505
  Portfolio Shares of Class B (unlimited
   authorization-- no par value) based
   on 169 outstanding shares of
   beneficial interest .................           2
  Undistributed net investment income             24
  Accumulated net realized loss
   on investments ......................        (216)
  Net unrealized depreciation
   on investments ......................       1,357
                                            --------
TOTAL NET ASSETS-- 100.0% ..............    $170,000
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class .................      $10.59
                                            ========
Net Asset Value and Redemption Price
   Per Share -- Retail Class ...........      $10.63
                                            ========
Maximum Offering Price Per Share --
   Retail Class ($10.63 / 95.25%) ......      $11.16
                                            ========
Net Asset Value and Offering Price
   Per Share -- Class B ................      $10.63
                                            ========


--------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL
INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                          ----------
   GROSS APPRECIATION .................       $1,426
   GROSS DEPRECIATION .................          (69)
                                          ----------
                                              $1,357
                                          ----------
----------------
+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA INTERMEDIATE BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 FOR THE YEAR ENDED MAY 31,
                                     -------------------------------------------------------------------------------
                                                     1998                       1997                  1996
                                     --------------------------------  --------------------  --------------------
                                     INSTITUTIONAL   RETAIL  CLASS B6  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL
                                     -------------   ------  --------  ------------- ------  ------------- ------
Net asset value, beginning of period     $  10.37    $10.42  $  10.70     $  10.30   $10.35    $  10.54    $10.60
                                         --------    ------  --------     --------   ------    --------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...........          0.60      0.58      0.20         0.60     0.57        0.61      0.59
  Net gain/ (loss) on securities (realized
   and unrealized) ................          0.22      0.21     (0.07)        0.07     0.07       (0.22)    (0.23)
                                         --------    ------  --------     --------   ------    --------    ------
    Total from investment operations         0.82      0.79      0.13         0.67     0.64        0.39      0.36
                                         --------    ------  --------     --------   ------    --------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income      (0.60)    (0.58)    (0.20)       (0.60)   (0.57)      (0.61)    (0.59)
  Dividends in excess of net investment
   income .........................         (0.00)    (0.00)    (0.00)       (0.00)   (0.00)      (0.00)    (0.00)
  Distributions from net realized
     capital gains ................         (0.00)    (0.00)    (0.00)       (0.00)   (0.00)      (0.00)    (0.00)
  Distributions in excess of net realized
   capital gains ..................         (0.00)    (0.00)    (0.00)       (0.00)   (0.00)      (0.02)    (0.02)
                                         --------    ------  --------     --------   ------    --------    ------
    Total distributions ...........         (0.60)    (0.58)    (0.20)       (0.60)   (0.57)      (0.63)    (0.61)
                                         --------    ------  --------     --------   ------    --------    ------
  Net asset value, end of period ..      $  10.59    $10.63  $  10.63     $  10.37   $10.42    $  10.30    $10.35
                                         ========    ======  ========     ========   ======    ========    ======
TOTAL RETURN ......................          8.09%     7.71%4    7.39%4,5     6.63%    6.36%3      3.79%     3.44%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)   $166,710    $3,288  $      2     $121,271   $3,720    $111,240    $6,216
  Ratio of expenses to average net assets    0.65%    10.91%2    1.60%3,5     0.70%   10.96%2      0.80%1    1.04%2
  Ratio of net investment income to
   average net assets .............          5.71%1    5.48%2    3.38%3,5     5.76%1   5.52%2      5.78%1    5.50%2
  Portfolio turnover rate .........           160%      160%      160%         217%     217%         45%       45%

                                      FOR THE YEAR ENDED MAY 31,
                                     ----------------------------
                                                   1994
                                     ----------------------------
                                     INSTITINSTITUTIONAL   RETAIL
                                     -------------------   ------
Net asset value, beginning of period          $ 10.93      $10.98
                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...........              0.61        0.58
  Net gain/ (loss) on securities (realized
   and unrealized) ................             (0.59)      (0.58)
                                              -------      ------
    Total from investment operations             0.02        0.00
                                              -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.61)      (0.58)
  Dividends in excess of net investment
   income .........................             (0.05)      (0.05)
  Distributions from net realized
     capital gains ................             (0.03)      (0.03)
  Distributions in excess of net realized
   capital gains ..................             (0.02)      (0.02)
                                              -------      ------
    Total distributions ...........             (0.71)      (0.68)
                                              -------      ------
  Net asset value, end of period ..           $ 10.24      $10.30
                                              =======      ======
TOTAL RETURN ......................              0.00%       (.23)%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)        $95,907      $5,480
  Ratio of expenses to average net assets        0.83%       1.08%
  Ratio of net investment income to
   average net assets .............              5.59%       5.34%
  Portfolio turnover rate .........                34%         34%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN 0.80% AND 5.56% AND 0.79% AND 5.66%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1996 AND 1995 WOULD HAVE BEEN .82% AND 5.76% AND .86% AND 6.23%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR THE RETAIL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN 1.06% AND 5.33% AND 1.05% AND 5.44%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE CUSTODIAN FOR THE RETAIL CLASS FOR THE YEARS ENDED MAY 31, 1996 AND 1995 WOULD HAVE BEEN 1.06% AND 5.48% AND 1.10% AND 5.94%, RESPECTIVELY.
3 THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS FOR CLASS B FOR THE PERIOD ENDED MAY 31, 1998 WOULD HAVE BEEN 1.49% AND 3.49%, RESPECTIVELY.
4   TOTAL RETURN EXCLUDES SALES CHARGE.
5   ANNUALIZED.
6   CLASS B SHARES COMMENCED OPERATIONS JANUARY 6, 1998.

                             See Accompanying Notes

PORTFOLIO OF INVESTMENTS
ARMADA ENHANCED INCOME FUND
MAY 31, 1998
                                   PAR         VALUE
                    MATURITY      (000)        (000)
                    --------      -----        -----
ASSET-BACKED SECURITIES  -- 26.8%
AUTO -- 5.3%
  AESOP Funding 1997-1, Class A1
     6.220% ........10/20/01     $2,785     $  2,805
  Nafco Auto Trust 3
     6.500% ........06/20/02        494          492
  Onyx Acceptance Grantor Trust,
   Series 1997-2, Class A
     6.350% ........10/15/03        449          454
                                            --------
                                               3,751
                                            --------
CREDIT CARDS -- 5.1%
  Citibank Credit Card Master Trust I,
   Series 1996-1, Class A
     0.000% ........02/07/03      2,245        1,918
  Metris Master Trust Series
   1997-1 , Class A
     6.870% ........10/20/05      1,625        1,668
                                            --------
                                               3,586
                                            --------
OTHER -- 16.4%
  DCMT Series 1998-4A
     5.750% ........10/16/03      1,645        1,637
  Greentree Recreational Equipment &
   Consumer Trust, Series 1997-B
     6.550% ........07/15/28      1,249        1,259
  Met Life Equity Trust
     6.850% ........05/20/08      2,985        3,067
  Navstar B, Class A4
     6.300% ........08/15/04      1,810        1,816
  PNC Student Loan Trust I,
   Series 1997-2, Class A4
     6.446% ........01/25/02        705          712
  Small Business Administration Pool
     3.501% ........04/25/09        422          468
  WOLS, Series 1998-1, Class A3
     5.962% ........08/14/01      2,585        2,590
                                            --------
                                              11,549
                                            --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $18,686) .....................       18,886
                                            --------

                                   PAR         VALUE
                    MATURITY      (000)        (000)
                    --------      -----        -----
CORPORATE BONDS -- 17.8%
BANKING -- 3.9%
  First Union Corp.
     8.125% ........06/24/02     $1,400     $  1,496
  NationsBank
     5.750% ........03/15/01      1,250        1,244
                                            --------
                                               2,740
                                            --------
EURO BOND -- 2.6%
  Hydro Quebec
     5.688% ........07/31/02      1,850        1,823
                                            --------
FINANCE -- 1.4%
  Ford Motor Credit Corp.
     6.550% ........09/10/02      1,000        1,019
                                            --------
FOREIGN -- 1.2%
  City of Naples
     7.520% ........07/15/06        811          852
                                            --------
HOME EQUITY -- 1.2%
  MLMI, Series 1998, Class G1
     7.110% ........08/25/27        821          825
                                            --------
INDUSTRIAL -- 4.8%
  CSC Enterprises
     6.500% ........11/15/01      1,100        1,108
  Monsanto
     7.090% ........12/15/00      1,140        1,156
  Raytheon
     5.950% ........03/15/01      1,100        1,099
                                            --------
                                               3,363
                                            --------
INSURANCE -- 1.2%
  Allstate
     5.875% ........06/15/98        875          875
                                            --------
RETAIL STORES -- 1.5%
  Sears
     9.750% ........03/21/00      1,000        1,065
                                            --------
TOTAL CORPORATE BONDS
   (Cost $12,522) .....................       12,562
                                            --------

                             See Accompanying Notes

PORTFOLIO OF INVESTMENTS
ARMADA ENHANCED INCOME FUND
MAY 31, 1998

                                   PAR         VALUE
                                  (000)        (000)
                                  -----        -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.1%
  Evans Withycombe Finance Trust
     7.980% ........08/01/01     $1,395     $  1,460
                                            --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $1,465) .....................         1,460
                                            --------
U.S. TREASURY NOTES -- 47.7%
     4.750% ........10/31/98      6,145        6,128
     5.875% ........10/31/98      4,500        4,508
     5.625% ........10/31/99      8,000        8,008
     6.875% ........03/31/00      8,500        8,694
     6.125% ........07/31/00      5,655        5,721
     5.875% ........11/30/01        500          504
                                            --------
TOTAL U.S. TREASURY NOTES
   (Cost $33,502) ....................        33,563
                                            --------
U.S. GOVERNMENT OBLIGATIONS -- 3.4%
  FHLMC
     7.500% ........05/01/03         17           19
  FNMA, Pool #426798
     7.500% ........07/01/08      2,324        2,376
                                            --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost $2,411) ......................        2,395
                                            --------

                                 SHARES        VALUE
                                  (000)        (000)
                                  -----        -----
CASH EQUIVALENT -- 2.2%
  Financial Square Government
   Money Market Fund ..........   1,572     $  1,572
                                            --------
TOTAL CASH EQUIVALENT
   (Cost $1,572) ......................        1,572
                                            --------
TOTAL INVESTMENTS -- 100.0%
   (Cost $70,158) .....................     $ 70,438
                                            ========

-------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL
INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                           ---------
   GROSS APPRECIATION ....................      $311
   GROSS DEPRECIATION ....................       (31)
                                           ---------
                                                $280
                                           ---------

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA ENHANCED INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     FOR THE YEAR ENDED MAY 31,
                                 -----------------------------------------------------------------       FOR THE PERIOD
                                          1998                  1997                  1996             ENDED MAY 31, 1995
                                 --------------------- ---------------------  --------------------  ----------------------
                                 INSTITUTIONAL  RETAIL INSTITUTIONAL  RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL3 RETAIL3
                                 -------------  ------ -------------  ------  ------------- ------  -------------- -------
Net asset value, beginning of period   $  9.99   $10.00      $ 10.01    $10.02     $ 10.16    $10.18       $10.00    $10.10
                                       -------   ------      -------    ------     -------    ------       ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ........          0.57     0.57         0.58      0.57        0.58      0.56         0.517     0.437
  Net gain/(loss) on securities
     (realized and unrealized) .          0.08     0.09         0.01      0.01       (0.05)    (0.05)        0.06      0.06
                                       -------   ------      -------    ------     -------    ------       ------    ------
     Total from investment operations     0.65     0.66         0.59      0.58        0.53      0.51         0.57      0.49
                                       -------   ------      -------    ------     -------    ------       ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income   (0.57)   (0.57)       (0.58)    (0.57)      (0.58)    (0.56)       (0.41)    (0.41)
  Dividends in excess of net
     investment income .........         (0.00)   (0.00)       (0.00)    (0.00)      (0.10)    (0.11)       (0.00)    (0.00)
  Distributions of net realized
     capital gains .............         (0.01)   (0.01)       (0.03)    (0.03)      (0.00)    (0.00)       (0.00)    (0.00)
                                       -------   ------      -------    ------     -------    ------       ------    ------
   Total distributions .........         (0.58)   (0.58)       (0.61)    (0.60)      (0.68)    (0.67)       (0.41)    (0.41)
                                       -------   ------      -------    ------     -------    ------       ------    ------
Net asset value, end of period .       $ 10.06   $10.08      $  9.99    $10.00     $ 10.01    $10.02       $10.16    $10.18
                                       =======   ======      =======    ======     =======    ======       ======    ======
TOTAL RETURN ...................          6.68%    6.68%5       6.02%     5.91%5      5.36%     5.13%5       6.54%4,6  6.84%4,5,6
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) $71,888   $  559      $61,031    $2,051     $66,918    $1,718      $60,467   $ 2,547
  Ratio of expenses to average
     net assets ................          0.33%1   0.41%2       0.21%1    0.31%2      0.23%1    0.33%2       0.21%1,4  0.32%2,4
  Ratio of net investment income
     to average net assets .....          5.69%1   5.65%2       5.74%1    5.63%2      5.72%1    5.55%2       5.70%1,4  5.89%2,4
  Portfolio turnover rate ......           135%     135%         225%      225%         98%       98%          36%       36%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER FOR THE INSTITUTIONAL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN .69% AND 5.33% AND .66% AND 5.29%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE YEAR ENDED MAY 31, 1996 WOULD HAVE BEEN .70% AND 5.25%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER, ADMINISTRATOR, AND CUSTODIAN FOR THE INSTITUTIONAL CLASS FOR THE PERIOD ENDED MAY 31, 1995 WOULD HAVE BEEN .71% AND 5.20%, RESPECTIVELY.
2 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER FOR THE RETAIL CLASS FOR THE YEARS ENDED MAY 31, 1998 AND MAY 31, 1997 WOULD HAVE BEEN .80% AND 5.26% AND 0.75% AND 5.18%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER AND CUSTODIAN FOR THE RETAIL CLASS FOR THE YEAR ENDED MAY 31, 1996 WOULD HAVE BEEN .80% AND 5.08%, RESPECTIVELY. THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISER, ADMINISTRATOR, AND CUSTODIAN FOR THE RETAIL CLASS FOR THE PERIOD ENDED MAY 31, 1995 WOULD HAVE BEEN .79% AND 5.42%, RESPECTIVELY.
3 INSTITUTIONAL AND RETAIL CLASS COMMENCED OPERATIONS ON JULY 7, 1994 AND SEPTEMBER 9, 1994, RESPECTIVELY.
4   ANNUALIZED.
5   TOTAL RETURN EXCLUDES SALES CHARGE.
6 TOTAL RETURNS HAVE BEEN ANNUALIZED BASED UPON THE PERIOD FROM EACH CLASS' COMMENCEMENT DATE THROUGH MAY 31, 1995. GROSS TOTAL RETURNS OF THE INSTITUTIONAL AND RETAIL CLASSES FOR THE PERIOD WERE 5.87% AND 4.92%, RESPECTIVELY.
7   CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA GNMA FUND
MAY 31, 1998
                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 108.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.5%
     5.520% ........06/15/98    $ 2,500     $  2,495
     7.000% ........06/01/99      1,295        1,315
                                            --------
                                               3,810
                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.9%
     5.524% ........06/17/98     14,000       13,966
     5.420% ........06/18/98      6,000        5,985
     7.000% ........11/01/10        733          751
     6.500% ........12/01/12      1,920        1,933
                                            --------
                                              22,635
                                            --------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 77.5%
  Pool# TBA
     6.500% ........06/18/28      9,000        8,966
  Pool# TBA
     7.000% ........06/18/28     10,000       10,163
  Pool# 162246
     9.000% ........06/15/16         28           31
  Pool# 183426
     8.500% ........02/15/17         74           80
  Pool# 199649
     8.000% ........05/15/17         40           42
  Pool# 200669
     8.500% ........01/15/17        131          141
  Pool# 412663
     8.000% ........09/15/26      4,155        4,332
  Pool# 202671
     8.000% ........05/15/17         24           26
  Pool# 202955
     8.500% ........04/15/17         83           90
  Pool# 203154
     8.500% ........03/15/17         77           83
  Pool# 206979
     8.500% ........02/15/17         72           78
  Pool# 208540
     8.000% ........04/15/17         78           83
  Pool# 209632
     9.000% ........05/15/17         93          102
  Pool# 210565
     8.000% ........03/15/17         15           16
  Pool# 212306
     8.500% ........03/15/17         71           77

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
  Pool# 213458
     8.000% ........07/15/17    $    77     $     82
  Pool# 216632
     8.500% ........05/15/17         41           44
  Pool# 220950
     9.000% ........06/15/17        385          420
  Pool# 228869
     8.500% ........04/15/17      1,145        1,227
  Pool# 231935
     9.000% ........08/15/17        181          198
  Pool# 248132
     8.500% ........06/15/21        253          272
  Pool# 266878
     7.500% ........07/15/23        429          445
  Pool# 289354
     9.000% ........07/15/20        203          221
  Pool# 300698
     9.000% ........06/15/21        329          359
  Pool# 301286
     8.500% ........04/15/21        309          332
  Pool# 302597
     8.500% ........05/15/21         25           27
  Pool# 303772
     8.500% ........02/15/22        201          215
  Pool# 312919
     8.500% ........11/15/21        381          408
  Pool# 314292
     8.500% ........11/15/21        210          225
  Pool# 316989
     8.500% ........12/15/21         84           90
  Pool# 320229
     7.500% ........12/12/22        286          297
  Pool# 327085
     7.500% ........05/15/22         35           37
  Pool# 32767
     9.000% ........11/15/24      2,511        2,734
  Pool# 329620
     7.500% ........04/15/23      3,056        3,169
  Pool# 333977
     7.500% ........09/15/22         73           76
  Pool# 334116
     7.500% ........10/15/22        257          268
  Pool# 336541
     7.500% ........10/15/22        101          106

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA GNMA FUND
MAY 31, 1998
                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
  Pool# 338766
     7.500% ........06/15/23    $   290    $     301
  Pool# 340307
     7.500% ........02/15/23        293          304
  Pool# 340792
     7.500% ........05/15/23         25           27
  Pool# 348356
     7.500% ........06/15/13        200          208
  Pool# 348778
     7.500% ........04/15/23        368          382
  Pool# 352143
     7.500% ........07/15/23         26           27
  Pool# 352144
     7.500% ........07/15/23        350          364
  Pool# 352189
     7.500% ........04/15/23         23           24
  Pool# 352217
     7.500% ........04/15/23      5,798        6,014
  Pool# 352724
     7.500% ........08/15/23        154          160
  Pool# 353023
     7.500% ........06/15/24        290          301
  Pool# 353185
     7.500% ........07/15/23      3,581        3,694
  Pool# 354106
     7.500% ........05/15/23         46           49
  Pool# 357235
     7.500% ........10/15/23        625          649
  Pool# 358308
     7.500% ........01/15/24        310          321
  Pool# 358845
     7.500% ........10/15/23        190          197
  Pool# 359600
     7.500% ........07/15/23         75           79
  Pool# 362619
     7.500% ........10/15/23        381          395
  Pool# 364258
     7.500% ........07/15/23        232          241
  Pool# 369696
     7.500% ........02/15/24        218          227
  Pool# 370019
     7.500% ........10/15/23        155          162
  Pool# 371816
     7.500% ........06/15/24        136          142

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
  Pool# 374876
     7.500% ........01/15/24     $  318    $     330
  Pool# 384077
     8.000% ........04/15/24        588          615
  Pool# 385654
     8.000% ........04/15/24        822          860
  Pool# 388741
     7.500% ........04/15/24        257          266
  Pool# 412760
     8.750% ........06/15/25        415          445
  Pool# 419305
     7.000% ........12/15/10      1,727        1,776
  Pool# 4280
     8.500% ........02/15/23      2,719        2,895
  Pool# 428443
     7.500% ........05/15/26      2,928        3,031
  Pool# 5147
     7.250% ........11/15/04        149          155
  Pool# 60456
    11.500% ........01/15/13         31           36
  Pool# 608
     9.000% ........08/20/16      1,320        1,429
  Pool# 780048
     8.500% ........11/15/17        380          404
  Pool# 780618
     8.000% ........02/01/26      2,415        2,521
  Pool# 90069
     9.000% ........05/15/09         68           74
  Pool# 90223
     9.000% ........05/15/09         65           71
  Pool# 90250
     9.000% ........05/15/09         87           94
  Pool# 90332
     9.000% ........05/15/09         47           51
  Pool# 90337
     9.000% ........06/15/09         75           82
  Pool# 90626
     9.000% ........05/15/09         84           91
  Pool# 90923
     9.000% ........05/15/09        140          151
                                            --------
                                              65,207
                                            --------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $90,418) .....................       91,652
                                            --------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA GNMA FUND
MAY 31, 1998
                               PAR/SHARES     VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
PRIVATE LABEL MORTGAGE-BACKED SECURITIES -- 7.7%
  Residential Funding Mortgage
   Securities I, Series 1995-S21,
   Class A6
     7.500% ........12/25/25     $2,930   $    3,041
  The Money Store Trust,
   Series 1998-A
     5.863% ........06/15/29      3,428        3,441
                                            --------
TOTAL PRIVATE LABEL MORTGAGE-
   BACKED SECURITIES
   (Cost $6,392) ......................        6,482
                                            --------
U.S. TREASURY OBLIGATION -- 0.7%
U.S. TREASURY NOTE -- 0.7%
     5.500% ........04/15/00        600          600
                                            --------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $600)                                   600
                                            --------
IOETTES -- 2.8%
  JP Morgan Commercial Mortgage
   Finance, Series 1997-C5
     0.993% ........09/15/29     25,810        2,353
                                            --------
TOTAL IOETTES
   (Cost $2,353)                               2,353
                                            --------
CASH EQUIVALENT -- 1.8%
  Financial Square Government
   Money Market Fund ............ 1,514        1,514
                                           ---------
TOTAL CASH EQUIVALENT
   (Cost $1,514) ......................        1,514
                                            --------
TOTAL INVESTMENTS -- 121.9%
   (Cost $101,277) ....................      102,601
                                            ========
OTHER ASSETS AND LIABILITIES,
   NET-- (21.9%) ......................      (18,428)
                                            --------

                                              VALUE
                                              (000)
                                              -----
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization-- no par
   value) based on 8,074,947 outstanding
   shares of beneficial interest ......     $ 82,013
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 52,986 outstanding shares of
   beneficial interest ................          545
  Overdistributed net investment income          (59)
  Accumulated net realized gain
   on investments .....................          350
  Net unrealized appreciation
   on investments .....................        1,324
                                            --------
TOTAL NET ASSETS-- 100.0% .............     $ 84,173
                                            ========
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Class ................       $10.36
                                            ========
Net Asset Value and Redemption Price
   Per Share -- Retail Class ..........       $10.36
                                            ========
Maximum Offering Price Per Share --
   Retail Class ($10.36 / 95.25%) .....       $10.88
                                            ========


-------------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION) FOR
FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:

                                              (000)
                                           ---------
   GROSS APPRECIATION ..................      $1,325
   GROSS DEPRECIATION ..................          (1)
                                           ---------
                                              $1,324
                                           ---------

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA GNMA FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 FOR THE YEAR ENDED MAY 31,
                                          ------------------------------------------
                                                  1998                19974              FOR THE         FOR THE         FOR THE
                                          ------------------------------------------   PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                          INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL  MAY 31, 19964  APRIL 30, 19964 APRIL 30, 19954
                                          ------------- ------  ------------- ------  -------------  --------------- ---------------
Net asset value, beginning of period ...     $ 10.15   $ 10.15     $ 10.03   $ 10.025   $  10.12        $  10.16        $  10.00
                                             -------   -------     -------   -------    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ................        0.61      0.58        0.65      0.45        0.05            0.66            0.48
  Net gain/(loss) on securities
    (realized and unrealized) ..........        0.31      0.31        0.22      0.23       (0.09)           0.14            0.16
                                             -------   -------     -------   -------    --------        --------        --------
   Total from investment operations ...         0.92      0.89        0.87      0.68       (0.04)           0.80            0.64
                                             -------   -------     -------   -------    --------        --------        --------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.61)    (0.58)      (0.65)    (0.45)      (0.05)          (0.66)          (0.48)
  Dividends from net realized capital gains    (0.10)    (0.10)      (0.01)    (0.01)      (0.00)          (0.18)          (0.00)
  Distributions in excess of net
     realized capital gains ...........        (0.00)    (0.00)      (0.09)    (0.09)      (0.00)          (0.00)          (0.00)
                                             -------   -------     -------   -------    --------        --------        --------
   Total distributions ................        (0.71)    (0.68)      (0.75)    (0.55)      (0.05)          (0.84)          (0.48)
                                             -------   -------     -------   -------    --------        --------        --------
Net asset value, end of period ........      $ 10.36   $ 10.36     $ 10.15   $ 10.15    $  10.03        $  10.12        $  10.16
                                             =======   =======     =======   =======    ========        ========        ========
TOTAL RETURN ..........................         9.17%    8.90%6       9.03%     8.83%6     (0.35)%3,6       7.97%6          6.61%3,6
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)       $83,624   $   549     $64,501   $   128     $60,532         $62,161         $42,212
  Ratio of expenses to average net assets       0.84%     1.09%       0.86%1    1.12%2      0.85%1,2        0.85%1          0.85%1,2
  Ratio of net investment income to average
   net assets .........................         5.83%     5.54%       6.45%1    6.17%2      6.33%1,2        6.30%1          6.68%1,2
  Portfolio turnover rate .............          291%      291%         57%       57%          1%            149%            226%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS FOR THE INSTITUTIONAL CLASS AND THE PREDECESSOR FUND FOR THE YEAR ENDED MAY 31, 1997, FOR THE PERIOD ENDED MAY 31, 1996, FOR THE YEAR ENDED APRIL 30, 1996 AND THE PERIOD ENDED APRIL 30, 1995 WOULD HAVE BEEN 1.01% AND 6.30%, 1.28% AND 5.90%, 1.29% AND 5.86%, AND 1.40% AND 6.13%, RESPECTIVELY.
2   ANNUALIZED.
3   NOT ANNUALIZED.
4 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10, 1994. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
5   RETAIL CLASS COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
6   TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA BOND FUND
MAY 31, 1998
                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT OBLIGATIONS -- 14.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 6.5%
  FHLMC  Series 1587, Class Ez
     5.750% ........05/15/07     $4,712    $   4,704
  Pool# E20204
     6.500% ........11/01/10        745          754
  Pool# E20206
     7.500% ........11/01/10        249          258
  Pool# 141138
     7.500% ........05/01/17        496          519
  Pool# 219329
     9.250% ........06/01/23         97          102
  Pool# 294315
     8.500% ........06/01/17         14           16
  Pool# 450074
     8.500% ........06/01/17        176          188
  Pool# 280417
     8.500% ........09/01/16         10           11
  Pool# E60894
     7.500% ........07/01/10         51           53
  Pool# E61277
     7.500% ........09/01/10        139          144
  Pool# E64179
     7.500% ........05/01/11        580          600
  Pool# E64198
     7.500% ........05/01/11        197          204
  Pool# E64229
     7.500% ........05/01/11         22           23
  Pool# E64248
     7.500% ........05/01/11        970        1,004
                                           ---------
                                               8,580
                                           ---------
FEDERAL NATIONAL MORTGAGE  ASSOCIATION -- 3.4%
  Pool# TBA
     7.000% ........06/15/28      4,000        4,061
  Pool# 210452
     9.500% ........05/01/18        124          133
  Pool# 31592
     7.500% ........03/01/08        164          171

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool# 77831
     7.500% ........12/01/07     $  179    $     186
                                           ---------
                                               4,551
                                           ---------
GOVERNMENT NATIONAL MORTGAGE  ASSOCIATION -- 4.5%
  Pool# 1388
     9.000% ........02/20/19        353          382
  Pool# 164775
     9.500% ........06/15/19        250          273
  Pool# 303442
     8.500% ........11/15/21         47           51
  Pool# 304732
     7.500% ........12/15/22      1,063        1,104
  Pool# 310780
     8.500% ........09/15/21         31           33
  Pool# 314586
     8.500% ........11/15/21        359          384
  Pool# 315728
     8.500% ........11/15/21        313          335
  Pool# 319999
     8.500% ........07/15/22        190          203
  Pool# 321563
     8.500% ........08/15/22        100          107
  Pool# 321786
     8.500% ........07/15/22        266          285
  Pool# 325399
     7.500% ........08/15/22         16           17
  Pool# 331869
     7.500% ........06/15/23        427          444
  Pool# 332285
     8.500% ........07/15/22        256          274
  Pool# 337049
     7.500% ........04/15/23        605          628
  Pool# 337062
     7.500% ........05/15/23        361          375
  Pool# 348665
     7.500% ........04/15/23        349          362

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA BOND FUND
MAY 31, 1998

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. GOVERNMENT OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE  ASSOCIATION -- CONTINUED
  Pool# 36473
     8.500% ........11/15/21   $    168    $     180
  Pool# 371437
     7.000% ........11/15/23        244          250
  Pool# 9244
     8.250% ........04/20/17        103          109
  Pool# 9279
     8.250% ........07/20/17        135          143
                                           ---------
                                               5,939
                                           ---------
TOTAL U.S. GOVERNMENT
   OBLIGATIONS
   (Cost $18,640) .....................       19,070
                                           ---------
CORPORATE BONDS -- 26.6%
APPLIANCES -- 5.5%
  Equity Office
     6.375% ........02/15/03      1,500        1,500
  Residential Funding Mortgage
   Securities I,
   Series 1998-512, Class A
     6.750% ........05/25/08      1,260        1,239
   Series 1995-S21, Class A6
     7.500% ........12/25/25      4,399        4,565
                                           ---------
                                               7,304
                                           ---------
ELECTRICAL SERVICES -- 3.1%
  Central Power & Light
     6.625% ........07/01/05        920          941
  Eastern Energy
     6.750% ........12/01/06      3,000        3,097
                                           ---------
                                               4,038
                                           ---------
FINANCIAL SERVICES -- 9.9%
  Equity Residential
     6.550% ........11/15/01      2,650        2,680

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
CORPORATE BONDS -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Ford Motor Credit
     6.000% ........01/14/03     $2,280    $   2,274
  G.E. Capital
     6.590% ........12/25/12      2,020        2,037
  Lehman Brothers Holdings
     7.375% ........05/15/07      4,000        4,260
  Santander Financial Issuances
     6.375% ........02/15/11      2,000        1,963
                                           ---------
                                              13,214
                                           ---------
FOOD & BEVERAGE -- 2.1%
  Archer Daniels Midland
   Industrial
     7.500% ........03/15/27      2,500        2,816
                                           ---------
INSURANCE -- 2.4%
  Cigna
     7.400% ........05/15/07      3,000        3,202
                                           ---------
MACHINERY -- 1.8%
  Ingersoll Rand
     6.443% ........11/15/27      2,260        2,326
                                           ---------
SPECIAL PURPOSE -- 1.8%
  EOP Operating Limited Partnership
     6.625% ........02/15/05      2,400        2,430
                                           ---------
TOTAL CORPORATE BONDS
   (Cost $34,877) .....................       35,330
                                           ---------
MORTGAGE-BACKED SECURITIES -- 28.8%
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1996-2
     6.700% ........11/19/28      1,702        1,733
  Emergent Series 1997-3
     7.290% ........10/20/28      3,395        3,398

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA BOND FUND
MAY 31, 1998

                                   PAR        VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
MORTGAGE-BACKED SECURITIES -- CONTINUED
  Equicredit Series 1996-4,
   Class A9
     6.890% ........01/15/28     $3,370    $   3,445
  GE Capital Mortgage Services
     6.565% ........09/25/12      2,520        2,532
   Series 1993-16 Class A9
     5.730% ........12/25/23      4,000        3,885
  GMAC Commercial Mortgage
   Securities, Series 1997-C1,
   Class X
     1.581% ........07/15/27     18,879        1,850
  Lincoln National
     6.500% ........03/15/08         60           60
  Midland Realty Acceptance
     7.020% ........01/25/29      3,501        3,599
  Prudential Home Mortgage
   Securities, Series 1996-7,
   Class A4
     6.750% ........06/25/11      1,500        1,527
  Residential Asset Securitization
   Trust,
   Series 1996-A2, Class A7
     7.500% ........06/25/26      2,000        2,032
   Series 1996-A4, Class A10
     7.500% ........09/25/26      2,000        2,024
   Series 1998- A4, Class A7
     6.750% ........05/25/28      2,500        2,484
  Structured Asset Sales,
   Series 1994-5, Class A
     7.000% ........07/25/24      3,349        3,388
  The Money Store,
   Series 1998-A (A)
     5.863% ........06/15/29      3,969        3,983
  The Money Store
     6.485% ........12/15/38      2,250        2,260
                                           ---------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $37,703) .....................       38,200
                                           ---------

                               PAR/SHARES     VALUE
                    MATURITY      (000)       (000)
                    --------      -----       -----
U.S. TREASURY OBLIGATIONS -- 23.4%
  U.S. Treasury Notes
     5.500% ........04/15/00     $8,150    $   8,146
     6.250% ........08/31/02      6,370        6,522
     6.500% ........10/15/06      8,215        8,664
     7.250% ........08/15/22      6,600        7,740
                                           ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $30,955) .....................       31,072
                                           ---------
IOETTES -- 1.4%
  JP Morgan Commercial Mortgage
   Finance, Series 1997-C5
     0.993% ........09/15/29     20,869        1,903
                                           ---------
TOTAL IOETTES
   (Cost $1,891) ......................        1,903
                                           ---------
CERTIFICATE OF DEPOSIT -- 4.0%
  Bank Boston
     7.000% ........09/15/07      5,100        5,323
                                           ---------
TOTAL CERTIFICATE OF DEPOSIT
   (Cost $5,250) ......................        5,323
                                           ---------
CASH EQUIVALENT -- 1.9%
  Financial Square Government
   Money Market Fund ...........  2,497        2,497
                                           ---------
TOTAL CASH EQUIVALENT
   (Cost $2,497)                               2,497
                                           ---------
TOTAL INVESTMENTS -- 100.5%
   (Cost $131,813) ....................      133,395
                                           =========
OTHER ASSETS AND LIABILITIES,
   NET-- (0.5%) ........................        (613)
                                           ---------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA BOND FUND
MAY 31, 1998

                                              VALUE
                                              (000)
                                              -----
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 12,910,577 outstanding
   shares of beneficial interest .........  $130,559
  Portfolio Shares of Retail Class
   (unlimited authorization -- no par
   value) based on 15,599 outstanding
   shares of beneficial interest .........       160
  Portfolio Shares of Class B
   (unlimited authorization -- no par
   value) based on 102 outstanding
   shares of beneficial interest .........         1
  Overdistributed net investment income ..       (19)
  Accumulated net realized gain
   on investments ........................       499
  Net unrealized appreciation
   on investments ........................     1,582
                                           ---------
TOTAL NET ASSETS-- 100.0%                   $132,782
                                           =========

                                              VALUE
                                              -----
NET ASSETS -- CONTINUED
Net Asset Value, Offering and
   Redemption Price Per
   Share -- Institutional Class .........     $10.27
                                           =========
Net Asset Value and Redemption Price
   Per Share -- Retail Class ............     $10.27
                                           =========
Maximum Offering Price Per Share --
   Retail Class ($10.27 / 95.25%) .......     $10.78
                                           =========
Net Asset Value and Offering Price
   Per Share -- Class B .................     $10.26
                                           =========


-------------------------------
THE GROSS UNREALIZED APPRECIATION (DEPRECIATION)
FOR FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
                                              (000)
                                          ------------
   GROSS APPRECIATION ..................      $1,645
   GROSS DEPRECIATION ..................         (63)
                                          ------------
                                              $1,582
                                          ------------

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
ARMADA BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   FOR THE YEAR ENDED MAY 31,
                                    ----------------------------------------------------
                                                1998                         19974            FOR THE        FOR THE
                                    -----------------------------  ---------------------   PERIOD ENDED    YEAR ENDED
                                    INSTITUTIONAL RETAIL CLASS B7  INSTITUTIONAL RETAIL5  MAY 31, 19964  APRIL 30, 19964
                                    ------------- ------ --------  ------------- -------  -------------  ---------------
Net asset value, beginning of period    $  10.02 $10.02  $10.35       $  9.97   $  9.97      $ 10.04          $ 10.02
                                        -------- ------  ------       -------   -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...........         0.59   0.56    0.47          0.59      0.41         0.05             0.64
  Net gain/(loss) on securities
     (realized and unrealized) ....         0.25   0.25   (0.09)         0.13      0.13        (0.07)            0.07
                                        -------- ------  ------       -------   -------      -------          -------
   Total from investment operations         0.84   0.81    0.38          0.72      0.54        (0.02)            0.71
                                        -------- ------  ------       -------   -------      -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.59) (0.56)  (0.47)        (0.59)    (0.41)       (0.05)           (0.64)
  Dividends from net realized
     capital gains ................        (0.00) (0.00)  (0.00)        (0.00)    (0.00)       (0.00)           (0.05)
  Distributions in excess of net
     realized capital gains .......        (0.00) (0.00)  (0.00)        (0.08)    (0.08)       (0.00)           (0.00)
                                        -------- ------  ------       -------   -------      -------          -------
   Total distributions ............        (0.59) (0.56)  (0.47)        (0.67)    (0.49)       (0.05)           (0.69)
                                        -------- ------  ------       -------   -------      -------          -------
Net asset value, end of period ....     $  10.27 $10.27  $10.26       $ 10.02   $ 10.02      $  9.97          $ 10.04
                                        ======== ======  ======       =======   =======      =======          =======
TOTAL RETURN                                8.55%  8.29%6  8.36%2,6      7.41%     7.22%6      (0.19)%3,6        7.09%6
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)  $132,620 $  161  $    1       $91,161   $    23      $88,829          $89,901
  Ratio of expenses to average net assets   0.80%  1.05%   1.74%         0.83%1    1.07%2       0.85%1,2         0.85%1
  Ratio of net investment income to average
   net assets .....................         5.72%  5.52%   2.71%         5.83%1    5.64%2       5.88%1,2         6.20%1
  Portfolio turnover rate .........          220%   220%    220%           96%       96%           2%              94%

                                                  FOR THE
                                               PERIOD ENDED
                                              APRIL 30, 19954
                                              ---------------
Net asset value, beginning of period              $ 10.00
                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...........                  0.44
  Net gain/(loss) on securities
     (realized and unrealized) ....                  0.02
                                                  -------
   Total from investment operations                  0.46
                                                  -------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.44)
  Dividends from net realized
     capital gains ................                 (0.00)
  Distributions in excess of net
     realized capital gains .......                 (0.00)
                                                  -------
   Total distributions ............                 (0.44)
                                                  -------
Net asset value, end of period ....               $ 10.02
                                                  =======
TOTAL RETURN                                         4.75%3,6
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)            $53,316
  Ratio of expenses to average net assets            0.85%1,2
  Ratio of net investment income to average
   net assets .....................                  6.17%1,2
  Portfolio turnover rate .........                   172%

1 THE OPERATING EXPENSE RATIO AND THE NET INVESTMENT INCOME RATIO BEFORE FEE WAIVERS BY THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS FOR THE INSTITUTIONAL CLASS AND THE PREDECESSOR FUND FOR THE YEARS ENDED MAY 31, 1997, MAY 31, 1996, APRIL 30, 1996, AND APRIL 30, 1995 WOULD HAVE BEEN 0.96%
    AND 5.71%, 1.25% AND 5.48%, 1.25% AND 5.80%, 1.33% AND 5.69%, RESPECTIVELY.
2   ANNUALIZED.
3   NOT ANNUALIZED.
4 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10, 1994. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
5   RETAIL CLASS COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
6   TOTAL RETURN EXCLUDES SALES CHARGE.
7   CLASS B SHARES COMMENCED OPERATIONS JANUARY 6, 1998.


                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS INCOME SERIES
MAY 31, 1998
STATEMENT OF ASSETS AND LIABILITIES (000)

                                                                                       TOTAL RETURN     ENHANCED
                                                                                         ADVANTAGE       INCOME
                                                                                           FUND           FUND
                                                                                       ------------     --------
ASSETS
Investments at value (Cost $281,215 and $70,158, respectively) ......................    $286,928        $70,438
Cash ................................................................................       3,006            851
Interest and dividends receivable ...................................................       3,203            751
Receivable for investments sold .....................................................      15,463          3,308
Capital shares sold .................................................................         528             --
Prepaid expenses ....................................................................          31             19
                                                                                         --------        -------
TOTAL ASSETS ........................................................................     309,159         75,367
                                                                                         --------        -------
LIABILITIES
Dividends payable-- Institutional Class .............................................         520            139
Dividends payable-- Retail Class ....................................................           1              2
Capital shares redeemed .............................................................         141            123
Payable for investments purchased ...................................................      11,341          2,514
Accrued expenses ....................................................................         307             67
Other payable .......................................................................         134             75
                                                                                         --------        -------
TOTAL LIABILITIES ...................................................................      12,444          2,920
                                                                                         --------        -------
NET ASSETS ..........................................................................    $296,715        $72,447
                                                                                         ========        =======
NET ASSETS CONSIST OF:
  Portfolio Shares of Institutional Class (unlimited authorization -- no par value) based on 28,877,866 and 7,144,720 outstanding shares of
   beneficial interest, respectively ................................................    $290,947        $71,546
  Portfolio Shares of Retail Class (unlimited authorization-- no par value)
   based on 62,833 and 55,477 outstanding shares of beneficial
   interest, respectively ...........................................................         584            565
  Undistributed net investment income ...............................................          10              3
  Accumulated net realized gain/loss on investments .................................        (539)            53
  Net unrealized appreciation on investments ........................................       5,713            280
                                                                                         --------        -------
TOTAL NET ASSETS-- 100.0% ...........................................................    $296,715        $72,447
                                                                                         ========        =======
Net Asset Value, Offering and Redemption Price Per Share-- Institutional Class ......      $10.25         $10.06
                                                                                         ========        =======
Net Asset Value and Redemption Price Per Share-- Retail Class .......................      $10.25         $10.08
                                                                                         ========        =======
Maximum Offering Price Per Share -- Retail Class ($10.25 / 95.25% and
   $10.08 / 97.25%, respectively) ...................................................      $10.76         $10.37
                                                                                         ========        =======

                             See Accompanying Notes

FINANCIAL STATEMENTS
ARMADA FUNDS INCOME SERIES

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 1998

                                        TOTAL RETURN   INTERMEDIATE      ENHANCED
                                          ADVANTAGE        BOND           INCOME           GNMA            BOND
                                            FUND           FUND            FUND            FUND            FUND
                                        ------------   ------------      ---------       ---------      --------
INVESTMENT INCOME:
   Interest ..........................    $ 18,646        $ 9,456         $ 4,426         $ 4,800        $ 6,836
                                          --------       --------         -------         -------        -------
EXPENSES:
   Investment Advisory fees ..........       1,538            816             331             396            574
   Administration fees ...............         255            145              72              70            102
   Distribution fees .................          60             35              11              11             23
   Custodian fees ....................          40             26              16              17             21
   Transfer Agent fees ...............          29             63              34              28             36
   Professional fees .................          25             13              12              15             16
   Printing and shareholder reports ..          11              4               2              --              3
   Trustees' fees ....................           7              3               2               1              2
   Registration and filing fees ......          13             25              15              10              7
   Shareholder servicing fees-- Retail
        Class only ...................           5              8               2               1             --
   Amortization of organization costs            4             --               4               3             --
   12b-1 fees ........................          --             52              --              26             38
   Miscellaneous fees ................          20             11              10              27             20
   Fees waived by Investment Adviser .      (1,133)          (222)           (265)             --             --
                                          --------       --------         -------         -------        -------
   Total expenses ....................         874            979             246             605            842
                                          --------       --------         -------         -------        -------
NET INVESTMENT INCOME ................      17,772          8,477           4,180           4,195          5,994
                                          --------       --------         -------         -------        -------
REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS
   Net realized gain on
      investments sold ...............       2,672          1,330             143             922            901
   Net change in unrealized
      appreciation on investments ....       7,028          1,379             411           1,152          1,479
                                          --------       --------         -------         -------        -------
   Net gain on investments ...........       9,700          2,709             554           2,074          2,380
                                          --------       --------         -------         -------        -------
NET INCREASE IN NET ASSETS
    RESULTING FROM
    OPERATIONS .......................    $ 27,472       $ 11,186         $ 4,734         $ 6,269        $ 8,374
                                          ========       ========         =======         =======        =======

                             See Accompanying Notes

                       This page intentionally left blank.

FINANCIAL STATEMENTS
ARMADA FUNDS INCOME SERIES (000)
STATEMENT OF CHANGES IN NET ASSETS (000)

                                               TOTAL RETURN ADVANTAGE FUND        INTERMEDIATE BOND FUND
                                               ---------------------------     ---------------------------
                                                FOR THE YEAR ENDED MAY 31,     FOR THE YEAR ENDED MAY 31,
                                                   1998          1997             1998          1997
                                               ----------    -------------     ------------     ----------
INCREASE/(DECREASE)
  IN NET ASSETS:
Operations:
Net investment income .......................   $  17,772    $   18,657      $    8,477     $    6,988
Net realized gain/(loss) on securities sold         2,672        (2,904)          1,330            392
Net unrealized appreciation
  of investments securities ................        7,028         7,850           1,379            716
                                                ---------    ----------      ----------     ----------
Net increase in net assets
  resulting from operations ................       27,472        23,603          11,186          8,096
                                                ---------    ----------      ----------     ----------
Distributions to shareholders:
   Net investment income
     Institutional .........................      (17,637)      (18,521)         (8,255)        (6,747)
     Retail ................................         (125)         (136)           (198)          (241)
     Class B ...............................           --            --              --             --
   Realized capital gains
     Institutional .........................           --        (3,864)             --             --
     Retail ................................           --           (30)             --             --
     Class B ...............................           --            --              --             --
                                                ---------    ----------      ----------     ----------
Total distributions ........................      (17,762)      (22,551)         (8,453)        (6,988)
                                                ---------    ----------      ----------     ----------
Share Transactions:
   Institutional
     Proceeds from shares issued ...........       83,718        65,364         111,103         80,231
     Reinvestment of cash distributions ....        9,472        13,218           1,878            578
     Cost of shares redeemed ...............      (65,987)     (100,805)        (70,201)       (71,840)
                                                ---------    ----------      ----------     ----------
       Net Institutional Share Transactions        27,203       (22,223)         42,780          8,969
                                                ---------    ----------      ----------     ----------
   Retail
     Proceeds from shares issued ...........          651             8           1,204             10
     Reinvestment of cash distributions ....          111           166             173            230
     Cost of shares redeemed ...............       (2,374)          (30)         (1,883)        (2,782)
                                                ---------    ----------      ----------     ----------
       Net Retail Share Transactions .......       (1,612)          144            (506)        (2,542)
                                                ---------    ----------      ----------     ----------
   Class B
     Proceeds from shares issued ...........           --            --              79             --
     Reinvestment of cash distributions ....           --            --              --             --
     Cost of shares redeemed ...............           --            --             (77)            --
                                                ---------    ----------      ----------     ----------
       Net Class B Share Transactions ......           --            --               2             --
                                                ---------    ----------      ----------     ----------
Increase (decrease) in net assets
  from share transactions ..................       25,591       (22,079)         42,276          6,427
                                                ---------    ----------      ----------     ----------
Total increase/(decrease) in net assets ....       35,301       (21,027)         45,009          7,535
                                                ---------    ----------      ----------     ----------
NETASSETS:
Beginning of period ........................      261,414       282,441         124,991        117,456
                                                ---------    ----------      ----------     ----------
End of period ..............................    $ 296,715    $  261,414      $  170,000     $  124,991
                                                =========    ==========      ==========     ==========


                                                  ENHANCED INCOME FUND                GNMA FUND                    BOND FUND
                                               --------------------------    --------------------------   --------------------------
                                               FOR THE YEAR ENDED MAY 31,    FOR THE YEAR ENDED MAY 31,   FOR THE YEAR ENDED MAY 31,
                                                  1998          1997            1998          19971         1998           19971
                                               ----------    ----------      ---------      -----------   ----------     ---------
INCREASE/(DECREASE)
  IN NET ASSETS:
Operations:
Net investment income .......................   $  4,180     $   3,776      $   4,195      $   4,090      $   5,994     $   5,334
Net realized gain/(loss) on securities sold          143           (14)           922             78            901          (383)
Net unrealized appreciation
  of investments securities ................         411           105          1,152          1,306          1,479         1,587
                                                --------     ---------      ---------      ---------      ---------     ---------
Net increase in net assets
  resulting from operations ................       4,734         3,867          6,269          5,474          8,374         6,538
                                                --------     ---------      ---------      ---------      ---------     ---------
Distributions to shareholders:
   Net investment income
     Institutional .........................      (4,063)       (3,661)        (4,242)        (4,083)        (6,010)       (5,328)
     Retail ................................        (114)         (115)           (12)            (6)            (3)           (1)
     Class B ...............................          --            --             --             --             --            --
   Realized capital gains
     Institutional .........................         (73)         (178)          (650)          (637)            --          (750)
     Retail ................................          (2)           (7)            (1)            (1)            --            (1)
     Class B ...............................          --            --             --             --             --            --
                                                --------     ---------      ---------      ---------      ---------     ---------
Total distributions ........................      (4,252)       (3,961)        (4,905)        (4,727)        (6,013)       (6,080)
                                                --------     ---------      ---------      ---------      ---------     ---------
Share Transactions:
   Institutional
     Proceeds from shares issued ...........      61,441        59,246         28,426         15,943         54,481        19,050
     Reinvestment of cash distributions ....       2,282         2,285            148            114             86           106
     Cost of shares redeemed ...............     (53,330)      (67,329)       (10,811)       (12,834)       (15,500)      (17,282)
                                                --------     ---------      ---------      ---------      ---------     ---------
       Net Institutional Share Transactions       10,393        (5,798)        17,763          3,223         39,067        1,874
                                                --------     ---------      ---------      ---------      ---------     ---------
   Retail
     Proceeds from shares issued ...........       1,961         2,429            526            168            274            45
     Reinvestment of cash distributions ....         108           121              9              6              1             1
     Cost of shares redeemed ...............      (3,579)       (2,212)          (119)           (47)          (107)          (22)
                                                --------     ---------      ---------      ---------      ---------     ---------
       Net Retail Share Transactions .......      (1,510)          338            416            127            168            24
                                                --------     ---------      ---------      ---------      ---------     ---------
   Class B
     Proceeds from shares issued ...........          --            --             --             --             39            --
     Reinvestment of cash distributions ....          --            --             --             --             --            --
     Cost of shares redeemed ...............          --            --             --             --            (38)           --
                                                --------     ---------      ---------      ---------      ---------     ---------
       Net Class B Share Transactions ......          --            --             --             --              1            --
                                                --------     ---------      ---------      ---------      ---------     ---------
Increase (decrease) in net assets
  from share transactions ..................       8,883        (5,460)        18,179          3,350         39,236         1,898
                                                --------     ---------      ---------      ---------      ---------     ---------
Total increase/(decrease) in net assets ....       9,365        (5,554)        19,543          4,097         41,597         2,356
                                                --------     ---------      ---------      ---------      ---------     ---------
NET ASSETS:
Beginning of period ........................      63,082        68,636         64,630         60,533         91,185        88,829
                                                --------     ---------      ---------      ---------      ---------     ---------
End of period ..............................    $ 72,447     $  63,082      $  84,173      $  64,630      $ 132,782     $  91,185
                                                ========     =========      =========      =========      =========     =========

                             See Accompanying Notes
                                     42 & 43

                         NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION
   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series of twenty-three funds each of which is authorized to issue two classes of shares designated as Institutional and Retail Shares. Effective January 1, 1998, the Equity Growth, Equity Income, Small Cap Value, Small Cap Growth, Core Equity, International Equity, Intermediate Bond, Bond and Money Market Funds additionally began offering a third class of shares designated as B shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees and investment minimums. In addition, Retail shares are subject to a front-end sales charge, which may be reduced or waived under certain circumstances. B shares are sold with a contingent deferred sales charge which may be reduced or waived under certain circumstances.
   The Trust currently has four Series that consist of the following Funds:
   Money Market Series
   Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund;
   Equity Series
   International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Equity Growth Fund, Core Equity Fund, Equity Income Fund, Equity Index Fund and Tax Managed Equity Fund;
   Tax Exempt Series
Ohio Tax Exempt Fund, Pennsylvania Municipal Fund and National Tax Exempt Fund;
   Income Series
Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund, Bond Fund, Real Return Advantage Fund and Balanced Allocation Fund.
   As of the date of this report, the Equity Index, Balanced Allocation and Real Return Advantage Funds have not commenced operations.
   Effective November 19, 1997, the names of the Armada Fixed Income and Intermediate Government Funds were changed to the Armada Intermediate Bond and Bond Funds, respectively.
   FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor").
   As part of the Reorganization, on September 9, 1996, Inventor GNMA Securities Fund and Inventor Intermediate Government Securities Fund (the "Predecessor Funds") transferred all of their assets and liabilities with approximate values of $63,566,229 and $92,883,276, respectively, in exchange for shares of Armada GNMA Fund and Armada Bond Fund, respectively. Net unrealized depreciation on investment securities included in the above amounts were $1,064,753 and $1,459,226 for the Inventor GNMA Securities and Inventor Intermediate Government Securities Funds, respectively. The Reorganizations of the Armada GNMA and Intermediate Government Funds were executed as tax-free reorganizations in accordance with Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The results of operations, changes in net assets and financial highlights of the Armada GNMA and Bond Funds for the year ended May 31, 1997, include those of the respective Predecessor Funds.

NOTES TO FINANCIAL STATEMENTS

    In accordance with provisions of the Reorganization Agreement, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds (the "Funds") in preparation of their financial statements.
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   PORTFOLIO VALUATION: With respect to each Fund, investment securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value.
   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all the Funds in the Trust are allocated among them.
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Funds are declared daily and paid no later than five business days after the end of the month. With respect to each Fund, net income for dividend purposes consists of dividends and interest income, discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.
   FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
   At May 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reports for financial reporting purposes.
   ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses incurred through June 30, 1998, are being amortized on a straight-line basis over a period of five years from the date of commencement of operations. In accordance with AICPA Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," any organization expenses incurred subse-

NOTES TO FINANCIAL STATEMENTS

quent to June 30, 1998, will be expensed as incurred.

   MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high grade securities in an amount at least equal to its commitment to repurchase.

3. INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Bank and National Asset Management Corporation, wholly-owned subsidiaries of National City Corporation, (collectively, the "Adviser" or "Advisers"), are payable monthly based on an annual rate of .55%, .55%, .45%, .55% and .55% of the average daily net assets of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA, and Bond Funds, respectively. The Advisers may from time to time waive their fees payable by the Funds. For the year ended May 31, 1998, the Advisers have earned and waived fees as follows:

                                    EARNED      WAIVED
                                     (000)       (000)
                                  ----------    -------
Total Return Advantage Fund....      $1,538      $1,133
Intermediate Bond Fund.........         816         222
Enhanced Income Fund...........         331         265
GNMA Fund......................         396          --
Bond Fund......................         574          --

   At May 31, 1998, advisory fees accrued and unpaid amounted to (000):

Total Return Advantage Fund.................    $233
Intermediate Bond Fund......................     107
Enhanced Income Fund........................      37
GNMA Fund...................................      74
Bond Fund...................................     103

   The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares and B shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .25% on an annualized basis of net asset value of Retail shares or B shares of the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds and .10% on an annualized basis of the net asset value of Retail shares or B shares of the Enhanced Income Fund. For the year ended May 31, 1998, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to (000):

Total Return Advantage Fund.................    $  5
Intermediate Bond Fund......................       8
Enhanced Income Fund........................       2
GNMA Fund...................................       1
Bond Fund...................................      --

   National City Bank also serves as the Funds' Custodian. For the year ended May 31, 1998, National City Bank has earned Custodian fees as follows (000):

Total Return Advantage Fund.................    $40
Intermediate Bond Fund......................     26
Enhanced Income Fund........................     16
GNMA Fund...................................     17
Bond Fund...................................     21

   The Trust and SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor") are parties to a distribution agreement dated May 1, 1998. The Distributor receives no fees for its distribution services under this agreement.
   440 Financial Distributors, Inc., ("440"), a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., served as the Trust's distributor until

NOTES TO FINANCIAL STATEMENTS

March 7, 1997. Each Fund reimbursed 440 for direct and indirect expenses incurred in performing distribution services, up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual fee of $250,000, which was allocated among the investment funds for which 440 was distributing shares.
   SEI served as distributor to the GNMA and Bond Funds prior to the Reorganization. Under a Rule 12b-1 Distribution Plan, SEI earned and waived Fees at an annual rate of up to .25% of the average daily net assets of the Predecessor Funds' Class A shares.
   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board Meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.
   Expenses for the year ended May 31, 1998, include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.
   The Trust and SEI Fund Resources (the "Administrator") are parties to an Administration Agreement dated May 1, 1998, under which the Administrator provides administrative services for an annual fee of .07% of the aggregate average daily net assets of the Portfolios up to the first eighteen billion and
 .06% of the aggregate average daily net assets of the Portfolios over eighteen billion. Prior to May 2, 1998, PFPC Inc. ("PFPC") served as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund paid PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses.

4. PURCHASES AND SALES OF SECURITIES
   During the year ended May 31, 1998, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                             PURCHASES         SALES
                            ----------        -------
Total Return
  Advantage Fund.......... $224,559,558   $189,732,924
Intermediate Bond
  Fund....................  131,201,879     68,918,429
Enhanced Income
  Fund....................   41,595,323     43,301,501
GNMA Fund.................    6,509,004         44,665
Bond Fund.................   77,330,400     19,193,039

   Purchases and sales of long-term U.S. government obligations were:

                             PURCHASES         SALES
                            ----------        -------
Total Return
  Advantage Fund.......... $265,521,296   $275,387,627
Intermediate Bond
  Fund....................  152,047,599    155,717,371
Enhanced Income
  Fund....................   61,600,990     51,869,252
GNMA Fund.................  196,639,108    175,994,201
Bond Fund.................  198,935,868    204,922,420

5.  SHARES OF BENEFICIAL INTEREST
   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

NOTES TO FINANCIAL STATEMENTS

                                                                 FOR THE YEAR ENDED MAY 31, 1998 (000)
                                                    --------------------------------------------------------------
                                                    INSTITUTIONAL CLASS       RETAIL CLASS             CLASS B
                                                    -------------------       ------------             -------
                                                    SHARES      VALUE       SHARES     VALUE     SHARES      VALUE
                                                    ------    ---------     ------   -------     ------      -----
TOTAL RETURN ADVANTAGE FUND
Shares sold ....................................     8,225    $ 83,718         63    $   651         --         --
Shares reinvested ..............................       930       9,472         12        111         --         --
Shares repurchased .............................    (6,481)    (65,987)      (232)    (2,374)        --         --
                                                    ------    --------      -----    -------      -----      -----
Net increase/(decrease) ........................     2,674    $ 27,203       (157)   $(1,612)        --         --
                                                    ======    ========      =====    =======      =====      =====
INTERMEDIATE BOND FUND
Shares sold ....................................    10,533    $111,103        113    $ 1,204          7      $  79
Shares reinvested ..............................       178       1,878         17        173         --         --
Shares repurchased .............................    (6,658)    (70,201)      (178)    (1,883)        (7)       (77)
                                                    ------    --------      -----    -------      -----      -----
Net increase/(decrease) ........................     4,053    $ 42,780        (48)   $  (506)        --      $   2
                                                    ======    ========      =====    =======      =====      =====
ENHANCED INCOME FUND
Shares sold ....................................     6,108    $ 61,441        195    $ 1,961         --         --
Shares reinvested ..............................       227       2,282         12        108         --         --
Shares repurchased .............................    (5,302)    (53,330)      (356)    (3,579)        --         --
                                                    ------    --------      -----    -------      -----      -----
Net increase/(decrease) ........................     1,033    $ 10,393       (149)   $(1,510)        --         --
                                                    ======    ========      =====    =======      =====      =====
GNMA FUND
Shares sold ....................................     2,751    $ 28,426         51    $   526         --         --
Shares reinvested ..............................        15         148          1          9         --         --
Shares repurchased .............................    (1,046)    (10,811)       (12)      (119)        --         --
                                                    ------    --------      -----    -------      -----      -----
Net increase ...................................     1,720    $ 17,763         40    $   416         --         --
                                                    ======    ========      =====    =======      =====      =====
BOND FUND
Shares sold ....................................     5,321    $ 54,488         24    $   274          4      $  39
Shares reinvested ..............................        11         112         --          1         --         --
Shares repurchased .............................    (1,520)    (15,500)       (10)      (107)        (4)       (38)
                                                    ------    --------      -----    -------      -----      -----
Net increase ...................................     3,812    $ 34,100         14    $   168         --      $   1
                                                    ======    ========      =====    =======      =====      =====

NOTES TO FINANCIAL STATEMENTS

                                                                     FOR THE YEAR ENDED MAY 31, 1997 (000)
                                                     -------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS                    RETAIL CLASS
                                                     -------------------------------     -------------------------------
                                                         SHARES            VALUE             SHARES            VALUE
                                                     --------------   --------------     --------------   --------------
TOTAL RETURN ADVANTAGE FUND
Shares sold .......................................        6,547        $  65,364                1           $     8
Shares reinvested .................................        1,323           13,218               17               166
Shares repurchased ................................      (10,060)        (100,805)              (3)              (30)
                                                        --------        ---------            -----           -------
Net increase/(decrease) ...........................       (2,190)       $ (22,223)              15           $   144
                                                        ========        =========            =====           =======

INTERMEDIATE BOND FUND
Shares sold .......................................        7,749        $  80,231                1           $    10
Shares reinvested .................................           56              578               22               230
Shares repurchased ................................       (6,911)         (71,840)            (267)           (2,782)
                                                        --------        ---------            -----           -------
Net increase/(decrease) ...........................          894        $   8,969             (244)          $(2,542)
                                                        ========        =========            =====           =======

ENHANCED INCOME FUND
Shares sold .......................................        5,918        $  59,246              242           $ 2,429
Shares reinvested .................................          228            2,285               12               121
Shares repurchased ................................       (6,722)         (67,329)            (220)           (2,212)
                                                        --------        ---------            -----           -------
Net increase/(decrease) ...........................         (576)       $  (5,798)              34           $   338
                                                        ========        =========            =====           =======

GNMA FUND
Shares sold .......................................        1,574        $  15,943               17           $   168
Shares reinvested .................................           11              114                1                 6
Shares repurchased ................................       (1,263)         (12,834)              (5)              (47)
                                                        --------        ---------            -----           -------
Net increase ......................................          322        $   3,223               13           $   127
                                                        ========        =========            =====           =======

BOND FUND
Shares sold .......................................        1,897        $  19,050                4           $    44
Shares reinvested .................................           11              106               --                 1
Shares repurchased ................................       (1,718)         (17,282)              (2)              (22)
                                                        --------        ---------            -----           -------
Net increase ......................................          190        $   1,874                2           $    23
                                                        ========        =========            =====           =======

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Armada Funds

We have audited the accompanying statements of net assets of the Armada Intermediate Bond Fund, Armada GNMA Fund, and Armada Bond Fund, and the statements of assets and liabilities, including the portfolios of investments, of the Armada Total Return Advantage Fund and Armada Enhanced Income Fund (the "Funds") as of May 31, 1998, and the related statements of operations and statements of changes in net assets for the periods presented herein. We have also audited the financial highlights for each of the periods presented herein for the Armada Total Return Advantage Fund, Armada Intermediate Bond Fund, and Armada Enhanced Income Fund, and for the years ended May 31, 1998 and May 31, 1997 presented herein for the Armada GNMA Fund and Armada Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended April 30, 1995 through May 31, 1996 for the GNMA Fund and Armada Intermediate Government Fund were audited by other auditors whose report dated July 26, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian, as of May 31, 1998, and confirmation of securities not held by the custodian, by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1998 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 1998, and the results of their operations and changes in their net assets for the periods presented herein and for the Armada Total Return Advantage Fund, Armada Intermediate Bond Fund, and Armada Enhanced Income Fund, the financial highlights for each of the periods presented herein, and for the Armada GNMA Fund and the Armada Bond Fund, the financial highlights for the years ended May 31, 1998 and May 31, 1997 presented herein, in conformity with generally accepted accounting principles.

                                                                   /S/ SIGNATURE
                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 20, 1998

RESULTS OF PROXY VOTING

SPECIAL MEETING OF THE SHAREHOLDERS HELD ON JUNE 29, 1998.
   A special meeting of the Shareholders of the Enhanced Income, Total Return Advantage and Core Equity Funds was held on June 29, 1998. Shareholders approved the following proposals:
PROPOSAL  1.
   To approve an interim advisory agreement between the Trust and NAM.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.
PROPOSAL 2.
   To approve a new advisory agreement between the Trust and National City.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.
PROPOSAL 3.
   To approve a new sub-advisory agreement between National City and NAM for the Total Return Advantage and Core Equity Funds.
   At least 83.11% of shareholders in each Fund voted to approve the proposal. No more than .16% in each Fund voted against the proposal.

                                     NOTES

ARMADA FUNDS

BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.

LEIGH CARTER
Retired President and Chief Operating
     Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

[ARMADA FUNDS LOGO OMITTED]
Oaks, Pennsylvania 19456



INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National Asset Management
Corporation
101 South Fifth Street
Louisville, KY 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114




AF-801 (7/98)
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                                                           PAID
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